Exhibit 99.(c)(5)

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Heron's Valuation Parameters

Assessment of Valuation (1)

$

Unaffected Share Price $36.44
Current Offer Price $40.00
Implied Premium / (Discount) to Unaffected Share Price ($36.44)
Market Metrics
52-Week Trading Range
29.00
46.00
(20.4)% – 26.2%
Analyst Price Targets (2)
28.57
39.29
(21.6)% – 7.8%
Primary Financial Analysis
Selected Companies
Multiple-Based: 20.0x – 25.0x 2006 P/E
Company Forecast 2006 EPS $1.58
31.60
39.50
(13.3)% – 8.4%
Street Forecast 2006 EPS $1.81
36.20
45.25
0.7% – 24.2%
Multiple-Based: 17.0x – 22.0x 2007 P/E
Company Forecast 2007 EPS $1.91
32.47
42.02
(10.9)% – 15.3%
Street Forecast 2007 EPS $2.00
34.00
44.00
(6.8)% – 21.8%
10-Year Discounted Cash Flow
Management Projections
Perpetual Growth: 2.0% – 4.0%
Discount Rate: 10.0% – 12.0%
35.14
39.81
46.19
54.31
9.2% – 26.8%
(3.6)% – 49.0%
Sum-of-the-Parts – Management Projections
Perpetual Growth: Varies by Segment (3)
Discount Rate: 10.0 – 12.0%
33.60
38.11
44.12
52.19
4.6% – 21.1%
(7.8)% – 43.2%
20.00
30.00
40.00
50.00
60.00
70.00
11% Discount Rate

6

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# Heron - Historical Financial Performance

DRAFT

## Total Revenue

($MM)
Growth (%)
2,000.0
1,800.0
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
0.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
(5.0)
1,121.0
1,276.0
1,730.0
2001A
2002A
2003A
2004A
Total Revenue ($MM)
% Growth

## EBIT

($MM)
Margin (%)
500.0
450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
219.0
310.0
378.0
2001A
2002A
2003A
2004A
EBIT ($MM)
% Margin

## Net Income

($MM)
Margin (%)
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
187.0
304.0
137.0
2001A
2002A
2003A
2004A
Net Income ($MM)
% Margin

Source: Historical public filings

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Heron Management Forecast - Revenue Contribution

Total Revenue

DRAFT

2006
$2,222MM

Other
$160
BP1
$63
BP2
$107
BP3
$229
BP4
$151
VX1
$546
VX2
$359
BT1
$467
BT2
$151
3%
5%
10%
7%
25%
16%
21%
7%
7%

2009
$3,184MM

Other
$160
BP1
$143
BP2
$84
BP3
$137
BP4
$187
BP5
$141
BP6
$120
VX1
$598
VX2
$93
VX3
$634
BT1
$741
BT2
$146
4%
6%
4%
4%
19%
20%
23%
5%

2012
$4,254MM

Other
$134
BP1
$260
BP2
$77
BP3
$81
BP4
$165
BP5
$634
BP6
$205
VX1
$477
VX2
$210
VX3
$484
VX4
$519
BT1
$872
BT2
$136
6%
4%
15%
5%
11%
5%
11%
12%
20%

2006 Revenues

2009 Revenues

2012 Revenues

Source: Heron Management Forecast as of August 2005.

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Heron Management Forecast - Operating Income Contribution

Operating Income (excludes Corporate & Other)

D
R
A
F
T

2006
$427MM[1]

BT1
$115
Total Vx (2)
$166
BT2
$186
26%
36%
40%

Operating Margins

2009
$892MM [3]

BT2
$108
BP2
$44
BP3
$103
BP4
$92
BP5
$28
VX1
$197
VX2
$23
VX4
$174
BT1
$322
10%
4%
9%
8%
3%
30%
18%
16%
2%

Operating Margins

2012
$1,473MM[4]

BT2
$97
BP2
$42
BP3
$58
BP4
$77
BT1
$329
BP5
$406
VX4
$393
VX2
$89
VX1
$159
20%
24%
25%
10%
6%

Operating Margins

Source: Heron Management Forecast as of August 2006.

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Heron – Forecasted Revenue and Operating Profile

DRAFT

Total Revenue

($Bn)
Growth (%)
5.0
4.0
3.0
2.0
1.0
0.0
20.0
15.0
10.0
5.0
0.0
(5.0)
2.2
2.4
2.7
3.2
4.0
4.3
4.1
4.2
4.2
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Total Revenue ($Bn)
% Growth

EBIT

($MM)
Margin (%)
1,500.0
1,300.0
1,100.0
900.0
700.0
500.0
300.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
389.4
489.7
537.5
1,188.2
1,314.8
1,408.9
1,217.1
1,222.5
1,311.1
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
EBIT ($MM)
% Margin

Net Income

($MM)
Margin (%)
1,200.0
1,000.0
800.0
600.0
400.0
200.0
0.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
311.6
379.8
409.5
652.6
900.7
1,015.2
1,103.1
972.0
981.4
1,047.8
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Net Income ($MM)
% Margin

Source: Heron Management Forecast as of August 2005.

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DRAFT

## 2. Overview of Heron

B. Overview of Trading Performance

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Heron Stock Price Performance – Long Term Perspective

Stock Price Performance - August 31, 2000 - August 31, 2005
$60
$55
$50
$45
$40
$35
$30
$25
$20
Stock Price
30,000
25,000
20,000
15,000
10,000
5,000
0
Volume in Thousands
8/31/00
4/16/01
11/30/01
7/16/02
3/2/03
10/16/03
5/31/04
1/14/05
8/31/05
Volume
Heron Price Close (–32.6%)

DRAFT

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Heron Stock Price Performance

Stock Price Performance - August 31, 2004 - August 31, 2005
Current Share Price $36.44
52-Week High $46.00
52-Week Low $29.00
52-Week Avg. $35.73
3 Months Avg. $36.16
January 2, 2005
Announces 4th quarter EPS of ($0.04), underperforming First Call consensus estimate by $0.14
October 5, 2004
Announces that manufacturing license in the U.K. has been suspended for 3 months. Also lowers 2004 net income forecast as a result of the suspension
October 20, 2004
Announces 3rd quarter EPS of $0.26, exceeding First Call consensus estimate by $0.20
March 2, 2005
Announces that suspension for manufacturing Fluvirin has been lifted
April 27, 2005
Announces 1st quarter EPS of $0.04, underperforming First Call consensus estimate by $0.13
May 19, 2005
Announces development and commercialization agreement with Enanta on HCV therapeutics
July 27, 2005
Announces 2nd quarter EPS of $0.08, underperforming First Call consensus estimate by $0.08
July 15, 2005
Announces "Approvable" Letter for PULMINIQ from FDA
Stock Price
$47
$44
$41
$38
$35
$32
$29
Volume in Thousands
28,000
24,000
20,000
16,000
12,000
8,000
4,000
0
8/31/04
10/15/04
11/30/04
1/14/05
3/1/05
4/16/05
5/31/05
7/16/05
8/31/05
Volume
Heron Price Close (-14.0%)
DRAFT

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Heron Stock Price Performance Compared to Relevant Indices

DRAFT

Stock Price Performance - August 31, 2000 - August 31, 2005

Stock Price Performance	Performance Since					
	1/1/2004	3/31/2004	6/30/2004	12/31/2004	3/31/2005	6/30/2005
Heron	(36.0%)	(17.2%)	(13.4%)	9.5%	3.3%	4.4%
AMEX Biotech Index	28.0%	19.1%	20.1%	15.2%	27.2%	11.1%
NASDAQ	7.0%	(0.4%)	2.1%	0.8%	19.1%	12.3%
Large Cap Biotech	51.2%	45.6%	42.0%	30.9%	42.9%	20.7%
Large Cap Biotech (excl. DNA)	(11.2%)	(6.7%)	(7.7%)	0.9%	4.1%	(0.4%)
Large Pharma	30.8%	30.8%	29.1%	13.6%	31.3%	23.2%

140%
120%
100%
80%
60%
40%
20%
8/31/00
4/16/01
11/30/01
7/16/02
3/2/03
10/16/03
5/31/04
1/14/05
8/31/05
Heron
AMEX Biotech Index
NASDAQ
Large Cap Biotech
Large Cap Biotech (excl. DNA)
Large Pharma

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Volume Traded
200,000,000
180,000,000
160,000,000
140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
0
23.8%
108,449,920
38.2%
173,688,768
Trading Prior to Announcement
Level: $36.44
30.2%
137,625,856
0.0%
0
6.1%
27,976,354
1.6%
7,314,170
$30.00 - $33.00
$33.00 - $36.00
$36.00 - $39.00
$39.00 - $42.00
$42.00 - $45.00
$45.00 - $48.00

DRAFT

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D
R
A
F
T

## 3. Preliminary Financial Analysis

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Heron's Valuation Parameters

Assessment of Valuation [1]

$

Unaffected Share Price $36.44
Current Offer Price $40.00
Implied Premium / (Discount) to Unaffected Share Price ($36.44)
Market Metrics
52-Week Trading Range
29.00
46.00
(20.4)% – 26.2%
Analyst Price Targets (2)
28.57
39.29
(21.6)% – 7.8%
Primary Financial Analysis
Selected Companies
Multiple-Based: 20.0x – 25.0x 2006 P/E
Company Forecast 2006 EPS $1.58
31.60
39.50
(13.3)% – 8.4%
Street Forecast 2006 EPS $1.81
36.20
45.25
0.7% – 24.2%
Multiple-Based: 17.0x – 22.0x 2007 P/E
Company Forecast 2007 EPS $1.91
32.47
42.02
(10.9)% – 15.3%
Street Forecast 2007 EPS $2.00
34.00
44.00
(6.8)% – 21.8%
10-Year Discounted Cash Flow
Management Projections
Perpetual Growth: 2.0% – 4.0%
Discount Rate: 10.0% – 12.0%
35.14
39.81
46.19
54.31
9.2% – 26.8%
(3.6)% – 49.0%
Sum-of-the-Parts – Management Projections
Perpetual Growth: Varies by Segment (3)
Discount Rate: 10.0 – 12.0%
33.60
38.11
44.12
52.19
4.6% – 21.1%
(7.8)% – 43.2%
20.00
30.00
40.00
50.00
60.00
70.00
11% Discount Rate
DRAFT

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Heron Trading Multiples Relative to its Peers

DRAFT

2006 P/E Multiples
MEDI 65.8x
DNA 54.9x
CELG 51.2x
GENZ 26.2x
GILD 25.2x
AMGN 22.0x
BIIB 21.8x
Heron 20.1x
BMY 18.6x
LLY 17.6x
JNJ 16.8x
ABT 16.5x
NVS 16.0x
GSK 15.7x
AZN 15.1x
WYE 14.7x
SNY 14.1x
PFE 11.8x
MRK 11.7x
Heron trades at a P/E below all of its Biotech Peers, but above the average Pharma P/E
Average (Excl. Heron, CELG, DNA and MEDI) 17.6x

2006 P/E/G Multiples
LTGR
4% MRK NM
6% GSK 2.45x
28% MEDI 2.35x
8% WYE 1.95x
10% LLY 1.80x
10% ABT 1.67x
7% PFE 1.62x
34% DNA 1.62x
11% JNJ 1.56x
10% SNY 1.49x
15% BIIB 1.47x
16% NVS 1.38x
16% AMGN 1.38x
15% Heron 1.33x
20% GENZ 1.31x
20% GILD 1.30x
47% CELG 1.10x
15% AZN 1.03x
4% BMY NM
Average (Excl. Heron, BMY and MRK) 1.59x

Represents Large Cap Pharma | Represents Large Cap Biotech

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Heron Trading Multiples Relative to its Peers Over Time

DRAFT

NTM Forward P/E Since 01/01/03

45.0x
40.0x
35.0x
30.0x
25.0x
20.0x
15.0x
1/1/03
7/14/03
1/25/04
8/6/04
2/17/05
8/31/05
Heron
Large Cap Biotech
Large Cap Biotech (Excl. MEDI & DNA)

NTM Forward P/E/G Since 01/01/03

1.90x
1.80x
1.70x
1.60x
1.50x
1.40x
1.30x
1.20x
1.10x
1.00x
1/1/03
7/14/03
1/25/04
8/6/04
2/17/05
8/31/05
Heron
Large Cap Biotech
Large Cap Biotech (Excl. MEDI & DNA)

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Selected Companies Analysis

(in millions, except per share amounts)

Company	Stock Price 3/31/2006	% Of 52-Week High	Equity Value	Enterprise Value	Revenue Multiple CY 2006E	Revenue Multiple CY 2007E	NOPAT Multiple LTM	P/E CY 2006E	P/E CY 2007E	Long-Term EPS Gr.	PEG CY 2006E	PEG CY 2007E
Large Cap Biotech												
Amgen	$79.90	96.1%	$100,222	$99,720	6.9x	6.3x	19.9x	22.0x	19.5x	16.9%	1.30x	1.22x
Biogen Idec	42.14	68.2%	14,442	12,684	4.8	4.4	29.8	21.8	19.6	14.2%	1.47	1.32
Celgene	60.19	100.0%	10,116	9,386	12.6	9.7	NM	61.2	33.9	46.7%	1.10	0.73
Genentech	93.94	100.0%	103,177	102,160	12.4	9.6	NM	54.9	39.8	33.8%	1.62	1.18
Genzyme	71.17	93.4%	18,878	18,629	6.8	6.3	35.3	26.2	23.1	20.0%	1.31	1.16
Gilead Sciences	43.00	89.6%	20,317	18,529	8.4	7.4	30.1	29.2	22.1	19.5%	1.30	1.13
MedImmune	29.93	98.6%	7,476	6,239	4.6	3.9	NM	66.8	42.1	28.0%	2.38	1.60
			Mean		7.9x	6.6x	28.5x	38.2x	28.6x	25.6%	1.51x	1.18x
			Median		6.9	6.3	29.6	26.2	23.1	20.0%	1.31	1.18
			High		12.6	9.7	35.3	66.8	42.1	46.7%	2.38	1.60
			Low		4.6	3.9	19.9	21.8	19.5	14.2%	1.10	0.73

(in millions, except per share amounts)

Company	Stock Price 3/31/2006	% Of 52-Week High	Equity Value	Enterprise Value	Revenue Multiple CY 2006E	Revenue Multiple CY 2007E	NOPAT Multiple LTM	P/E CY 2006E	P/E CY 2007E	Long-Term EPS Gr.	PEG CY 2006E	PEG CY 2007E
BioPharma & Bloodtesting												
Abbott Laboratories	$45.13	90.3%	$70,625	$74,227	3.2x	3.0x	21.4x	16.5x	14.8x	9.9%	1.67x	1.50x
Bayer AG	36.19	94.0%	25,687	34,307	1.0	1.0	24.7	12.7	15.6	7.0%	1.82	2.23
Johnson & Johnson	63.39	90.6%	190,790	180,213	3.3	3.1	18.6	16.8	15.3	10.8%	1.56	1.42
Roche Holdings	137.62	94.3%	118,861	117,512	4.0	3.6	23.2	23.3	18.2	16.5%	1.41	1.10
BioPharma & Vaccines												
GlaxoSmithKline	$24.08	96.4%	$130,142	$140,284	3.6	3.3	15.9	15.7	14.2	6.4%	2.45	2.21
MedImmune	29.93	98.6%	7,476	6,239	4.6	3.9	NM	66.8	42.1	28.0%	2.38	1.60
Merck & Co.	28.23	81.4%	62,061	58,606	2.7	2.7	12.9	11.7	11.7	4.3%	2.76	2.76
Sanofi Aventis	85.11	93.4%	116,448	132,688	3.7	3.6	NM	14.1	12.6	9.6%	1.49	1.33
Wyeth	45.79	98.4%	61,720	63,507	3.1	2.9	17.0	14.7	13.7	7.6%	1.56	1.21
			Mean		3.2x	3.0x	19.1x	21.3x	17.6x	11.1%	1.94x	1.76x
			Median		3.3	3.1	18.6	15.7	14.8	9.6%	1.82	1.50
			High		4.6	3.9	24.7	66.8	42.1	28.0%	2.76	2.76
			Low		1.0	1.0	12.9	11.7	11.7	4.3%	1.41	1.10

(in millions, except per share amounts)

Company	Stock Price 3/31/2006	% Of 52-Week High	Equity Value	Enterprise Value	Revenue Multiple CY 2006E	Revenue Multiple CY 2007E	NOPAT Multiple LTM	P/E CY 2006E	P/E CY 2007E	Long-Term EPS Gr.	PEG CY 2006E	PEG CY 2007E
Blood Testing												
Beckman Coulter	$55.79	76.1%	$3,554	$4,241	1.7x	1.6x	17.6x	18.2x	15.6x	14.0%	1.30x	1.12x
Bio-Rad Laboratories	66.30	88.2%	1,475	1,969	1.3	NA	13.0	15.4	NM	10.0%	1.54	NM
Biosite	55.79	88.6%	1,125	1,006	3.2	2.9	20.8	19.3	18.4	15.6%	1.24	1.18
Cytyc	24.56	85.9%	2,274	3,029	6.0	4.2	27.9	20.8	16.9	18.6%	1.12	0.91
Dade Behring Holdings	36.69	94.5%	1,676	2,032	1.2	1.1	14.7	25.4	24.1	18.0%	1.41	1.34
Digene	28.92	90.0%	588	543	3.0	2.6	57.7	38.7	19.7	30.0%	1.29	0.66
Diagnostic Products	54.03	93.6%	1,613	1,540	NM	2.6	24.7	18.0	16.3	17.8%	1.01	0.92
Gen-Probe	45.52	85.7%	2,371	2,162	6.3	5.5	45.3	30.2	25.6	21.3%	1.41	1.20
Immucor	23.67	68.8%	1,104	1,081	4.5	NA	39.6	20.3	NM	23.3%	0.87	NM
TriPath Imaging	7.25	82.9%	308	287	2.5	1.6	NM	29.2	11.1	33.3%	0.88	0.33
Ventana Medical System	40.49	90.1%	1,509	1,523	6.3	NM	68.1	38.7	27.8	24.7%	1.57	1.13
			Mean		3.5x	2.7x	33.5x	24.9x	19.5x	20.6%	1.24x	0.98x
			Median		3.1	2.6	26.3	20.8	18.4	18.6%	1.29	1.12
			High		6.3	5.5	68.1	38.7	27.8	33.3%	1.57	1.34
			Low		1.2	1.1	14.7	15.4	11.1	10.0%	0.87	0.33

DRAFT

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Selected Companies Analysis (cont'd)

DRAFT

(in millions, except per share amounts)

Company	Stock Price 5/31/2006	% Of 52-Week High	Equity Value	Enterprise Value	Revenue Multiple CY 2006E	Revenue Multiple CY 2007E	EBITDA Multiple LTM	P/E CY 2006E	P/E CY 2007E	Long-Term EPS Gr.	PEG CY 2006E	PEG CY 2007E
Vaccines												
Acambis	$4.46	74.5%	$478	$331	2.0x	###	42.2x	###	###	–	###	###
Berna Biotech AG	8.94	98.3%	306	264	1.3	1.1	###	53.6	###	3.0%	###	###
CSL Limited	28.74	91.8%	4,770	4,580	2.3	2.3	7.4	19.9	###	10.1%	1.98	###
ID Biomedical	24.22	96.9%	1,080	1,274	5.8	3.0	###	###	###	###	###	###
Kabi Biopharmaceuticals	13.47	84.2%	823	790	4.6	3.3	###	###	###	###	###	###
Mean					3.2x	2.4x	25.1x	36.8x	###	4.4%	1.98x	###
Median					2.3	2.7	25.1	36.8	###	3.0%	1.98	###
High					5.8	3.3	42.8	53.6	–	10.1%	1.98	–
Low					1.3	1.1	7.4	19.9	–	–	1.98	–

(in millions, except per share amounts)

Company	Stock Price 5/31/2006	% Of 52-Week High	Equity Value	Enterprise Value	Revenue Multiple CY 2006E	Revenue Multiple CY 2007E	EBITDA Multiple LTM	P/E CY 2006E	P/E CY 2007E	Long-Term EPS Gr.	PEG CY 2006E	PEG CY 2007E
Biotech												
Allergan	$92.05	97.6%	$13,001	$12,295	5.0x	4.5x	29.5x	24.5x	20.9x	17.6%	1.39x	1.19x
Biogen Idec	42.14	80.2%	14,442	12,604	4.8	4.4	25.8	21.8	19.6	14.8%	1.47	1.32
Celgene	50.19	100.0%	10,116	9,291	12.6	9.7	###	51.2	33.9	46.7%	1.10	0.73
Cephalon	40.62	77.6%	2,379	5,296	3.7	3.9	32.0	13.0	11.8	19.0%	0.68	0.62
Elan	8.91	29.3%	3,889	4,495	8.2	7.8	###	###	###	10.6%	###	###
Forest Laboratories	44.40	90.4%	15,491	13,619	3.9	3.7	13.1	17.0	14.7	14.4%	1.18	1.02
Genzyme	71.17	93.4%	18,972	18,629	6.8	6.3	36.3	26.2	23.1	20.0%	1.31	1.16
Gilead Sciences	43.00	89.6%	20,317	18,529	8.4	7.4	33.1	25.2	22.1	19.5%	1.30	1.13
MedImmune	29.50	99.6%	7,475	6,209	4.5	3.9	###	65.8	42.1	28.0%	2.35	1.50
Millennium Pharmaceuticals	9.59	71.1%	3,104	2,704	5.3	4.6	###	###	###	15.0%	###	###
Serono	16.72	85.3%	7,396	6,699	2.3	2.1	12.1	16.2	14.0	18.0%	0.90	0.78
Mean					5.9x	5.2x	25.5x	29.0x	22.6x	20.3%	1.30x	1.08x
Median					5.0	4.5	29.9	24.5	20.9	18.0%	1.30	1.13
High					12.6	9.7	36.3	65.8	42.1	46.7%	2.35	1.50
Low					2.3	2.1	12.1	13.0	11.8	10.6%	0.68	0.62

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Heron Consolidated Discounted Cash Flow Analysis – Summary

Price per Share of Heron
55.00
50.00
45.00
40.00
35.00
30.00
25.00
2% Growth
3% Growth
4% Growth
45.59
49.38
54.31
39.81
42.65
46.19
35.14
37.24
39.86
Pre-Announcement Price ($36.44)
Cash Flows as % of AV: 42.3 38.8 35.0 46.0 42.9 39.4 49.5 46.7 43.5
Terminus as % of AV : 57.7 61.2 65.0 54.0 57.1 60.6 50.5 53.3 56.5
Discount Rate
10%
11%
12%

DRAFT

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Discounted Cash Flow Sensitivity Analysis

Deviation from Midpoint Valuation (1)
$

Overall Company
% from Base Value ($42.65)
Discount Rate -/+1.0% (Base 11.0%)
(5.41)
6.74
(12.7)% – 15.8%
Perpetual Growth Rate -/+1.0% (Base 3.0%)
(2.84)
3.55
(6.7)% – 8.3%
Portfolio
TFPI Probability 0% – 100%
Current: 61%
(10.80)
6.65
(25.3)% – 15.6%
Egg Flu Probability 0%
(4.35)
0.00
(10.2)% – 0.0%
Flu Cell Culture Probability 0% – 100%
Current: U.S. – 30%; Europe – 75%
(3.76)
5.58
(8.8)% – 13.1%
Increase U.S. FCC POS to 60%
0.00
2.20
0.0% – 5.2%
Flu Cell Culture Probability 0% with Increase in Egg Flu Penetration
(2.23)
0.00
(5.2)% – 0.0%
(15.00)
(10.00)
(5.00)
0.00
5.00
10.00
15.00

Source: Heron Management Forecast as of August 2005

DRAFT

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Heron Sum-of-the-Parts Analysis

Perpetual Growth Methodology (1)

Sum-of-the-Parts Valuation

$

60.00
50.00
40.00
30.00
20.00
10.00
0.00
7.75
14.86
15.21
3.40
(0.46)
40.76
(4.32)
36.44
BioPharma (3)
Vaccines (3)
Blood Testing (3)
Corporate (3) Royalties
Net Debt
Total Sum of the Parts Value
Difference Between Sum of the Parts and Market
Market Value Prior to Announcement (2)

DRAFT

Source: Heron Management Forecast as of August 2005

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Weighted Average Cost of Capital

($MM, except per share amounts)

Company	Stock Price [illegible]	FD Capitalization [1] Equity	FD Capitalization [1] Equity %	FD Capitalization [1] Debt	FD Capitalization [1] Debt %	Beta [2] Equity	Beta [2] Asset [3]	Cost of [4] Equity	Cost of [4] Asset	Current WACC [3,4,5]	WACC Assuming Varying Levels of Debt/Total Cap [3,4,5] 0.0%	10.0%	20.0%
Heron	$36.44	$6,311	86.2%	$1,107	13.8%	1.012	0.917	11.6%	10.3%	10.5%	10.9%	10.5%	10.3%
Biotech													
Allergan Inc	$92.05	$13,081	99.6%	$57	0.4%	0.764	0.762	9.8%	9.8%	9.8%	9.8%	9.5%	9.7%
Biogen Idec Inc	42.14	14,442	99.7%	42	0.3%	1.611	1.608	15.9%	15.9%	15.8%	15.9%	15.2%	15.0%
Celgene Corp	50.19	10,115	100.0%	0	0.0%	1.447	1.447	14.7%	14.7%	14.7%	14.7%	14.1%	13.9%
Cephalon Inc	40.52	2,376	53.2%	2,090	46.8%	1.206	0.767	13.0%	9.8%	8.7%	9.8%	9.5%	9.7%
Elan Corp Plc -Adr	8.91	3,889	68.8%	1,763	31.2%	2.190	1.694	20.1%	16.5%	15.0%	16.6%	15.8%	15.5%
Forest Laboratories -Cl A	44.40	15,451	100.0%	0	0.0%	0.987	0.987	11.4%	11.4%	11.4%	11.4%	11.0%	10.8%
Genzyme Corp	71.17	18,978	94.1%	1,189	5.9%	1.194	1.147	12.9%	12.5%	12.4%	12.6%	12.1%	11.9%
Gilead Sciences Inc	43.00	20,317	100.0%	0	0.0%	1.090	1.090	12.1%	12.1%	12.1%	12.1%	11.7%	11.5%
Medimmune Inc	29.93	7,475	93.7%	506	6.3%	0.989	0.947	11.4%	11.1%	10.9%	11.1%	10.7%	10.6%
Millennium Pharmaceuticals	9.99	3,104	94.2%	189	5.8%	1.949	1.876	18.3%	17.8%	17.5%	17.8%	17.1%	16.8%
Serono SA -Adr	16.72	7,396	92.1%	632	7.9%	0.765	0.715	9.7%	9.4%	9.3%	9.4%	9.1%	9.0%
Median			94.2%		5.8%	1.194	1.090	12.9%	12.1%	12.1%	12.1%	11.7%	11.5%
Mean			90.5%		9.5%	1.289	1.185	13.6%	12.8%	12.5%	12.8%	12.4%	12.1%
BioPharma & Blood Testing													
Johnson & Johnson	$63.39	$190,190	98.6%	$2,633	1.4%	0.562	0.557	8.3%	8.3%	8.3%	8.3%	8.0%	7.9%
Abbott Laboratories	45.13	70,625	92.5%	5,731	7.5%	0.625	0.597	8.8%	8.6%	8.4%	8.6%	8.3%	8.2%
Bayer AG	36.19	25,697	74.7%	8,692	25.3%	1.024	0.839	11.7%	10.3%	9.7%	10.7%	10.0%	9.8%
Roche Holdings Ltd -Adr	68.81	118,861	89.0%	14,706	11.0%	0.657	0.608	9.0%	8.7%	8.5%	8.7%	8.4%	8.3%
Median			90.7%		9.7%	0.643	0.602	8.9%	8.6%	8.4%	8.6%	8.4%	8.2%
Mean			88.7%		11.3%	0.718	0.650	9.5%	9.0%	8.7%	9.0%	8.7%	8.6%
BioPharma & Vaccines													
GlaxoSmithKline Plc -Adr	$48.17	$138,142	96.2%	$5,920	4.8%	0.428	0.415	7.4%	7.3%	7.2%	7.3%	7.1%	7.0%
Medimmune Inc	29.93	7,475	93.7%	506	6.3%	0.989	0.947	11.4%	11.1%	10.9%	11.1%	10.7%	10.6%
Merck & Co	28.23	62,061	89.6%	7,167	10.4%	1.008	0.938	11.5%	11.0%	10.8%	11.0%	10.7%	10.5%
Sanofi-Aventis -Adr	42.55	116,448	88.6%	15,044	11.4%	0.586	0.541	8.5%	8.2%	8.0%	8.2%	7.9%	7.8%
Wyeth	45.79	61,720	88.6%	7,966	11.4%	0.686	0.632	9.2%	8.8%	8.6%	8.8%	8.6%	8.4%
Median			89.6%		10.4%	0.686	0.632	9.2%	8.8%	8.6%	8.8%	8.6%	8.4%
Mean			91.1%		8.9%	0.739	0.694	9.6%	9.3%	9.1%	9.3%	9.0%	8.9%
Large Cap Biotech													
Amgen Inc	$79.90	$100,222	96.2%	$3,947	3.8%	1.244	1.213	13.2%	13.0%	12.9%	13.0%	12.5%	12.7%
Biogen Idec Inc	42.14	14,442	99.7%	42	0.3%	1.611	1.608	15.9%	15.9%	15.8%	15.9%	15.2%	15.0%
Celgene Corp	50.19	10,115	100.0%	0	0.0%	1.447	1.447	14.7%	14.7%	14.7%	14.7%	14.1%	13.9%
Genentech Inc	93.94	103,177	97.6%	2,485	2.4%	1.092	1.076	12.1%	12.0%	12.0%	12.0%	11.6%	11.4%
Genzyme Corp	71.17	18,978	94.1%	1,189	5.9%	1.194	1.147	12.9%	12.5%	12.4%	12.6%	12.1%	11.9%
Gilead Sciences Inc	43.00	20,317	100.0%	0	0.0%	1.090	1.090	12.1%	12.1%	12.1%	12.1%	11.7%	11.5%
Medimmune Inc	29.93	7,475	93.7%	506	6.3%	0.989	0.947	11.4%	11.1%	10.9%	11.1%	10.7%	10.6%
Median			97.6%		2.4%	1.194	1.147	12.9%	12.5%	12.4%	12.6%	12.1%	11.9%
Mean			97.3%		2.7%	1.238	1.218	13.2%	13.1%	13.0%	13.1%	12.6%	12.4%
Overall Median			94.1%		5.9%	1.024	0.947	11.7%	11.1%	10.9%	11.1%	10.7%	10.6%
Overall Mean			92.1%		7.9%	1.090	1.024	12.1%	11.7%	11.4%	11.7%	11.2%	11.1%

DRAFT

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Premiums Paid Analysis - Minority Squeeze Out

DRAFT

1-Day Premiums Paid in Precedent Squeeze Out Transactions

Mean Premium
Median Premium
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
24.9%
20.4%
34.1%
25.4%
22.0%
20.2%
29.9%
26.6%
20.8%
15.0%
All Transactions
<60%
60-70%
70-80%
>80%
Number of Deals
134
28
29
24
37

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Illustrative Future Trading - Heron Management Forecast

Illustrative Share Price - Assumes a Constant P/E of 20x
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
1 Year
2 Years
3 Years
4 Years
$38
$34
$33
$41
$33
$31
$65
$46
$43
$89
Future Value
$57
PV @ 12%
$51
PV @ 15%
PV @ 20%
PV @ 25%
Unaffected Price: $36.44
DRAFT

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BioPharma Segment P&L

DRAFT

BioPharma PROJECT HERON P&L $MM	POS	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
REVENUE (Pro-Adj.)											
Proleukin	100%	107.0	93.2	87.4	83.6	80.3	78.3	77.2	76.2	76.0	73.3
TOBI	100%	229.2	239.3	173.7	137.0	94.2	80.3	80.9	79.0	77.6	76.6
Betaseron	100%	130.8	182.9	180.9	187.2	177.0	177.3	143.3	113.3	84.0	48.8
TFPI	41%	0.0	0.0	23.3	141.1	334.0	443.2	633.7	633.3	673.7	727.6
238	13%	0.0	0.0	0.0	0.0	3.9	12.3	33.9	54.3	67.3	78.3
1212	17%	0.0	0.0	0.0	0.0	0.0	8.9	30.1	60.6	84.3	95.1
TIP	73%	0.0	0.0	71.9	120.0	170.7	192.8	203.1	220.6	234.7	236.6
CSI	NA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other Product		62.6	88.9	112.3	142.9	143.6	174.2	194.1	204.2	239.1	275.2
Net Product Sales		549.5	604.4	651.6	811.7	1,047.8	1,194.7	1,422.4	1,445.4	1,538.8	1,651.3
Joint Business		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Collaboration Agreements		1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
Royalties		52.2	33.8	37.9	39.4	33.0	26.6	26.6	26.8	22.3	22.6
Other Revenue		9.2	9.6	9.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
TOTAL BioPharma REVENUE (Pro-Adj.)		612.0	652.0	699.9	852.4	1,084.1	1,222.5	1,450.3	1,470.4	1,562.7	1,675.2
% Growth		-3.7%	6.5%	7.3%	21.8%	27.2%	12.8%	18.6%	1.6%	6.3%	7.2%
TOTAL BioPharma COGS (Pro-Adj.)		158.5	177.3	207.5	235.0	261.2	310.5	359.7	380.6	387.1	396.1
% Growth		2.9%	11.9%	17.0%	13.2%	11.1%	18.9%	15.9%	5.8%	1.7%	2.3%
TOTAL BioPharma GROSS PROFIT (Pro-Adj.)		453.4	474.6	492.4	617.5	823.0	912.0	1,090.6	1,092.8	1,175.6	1,279.1
% Margin		74.1%	72.8%	70.3%	72.4%	75.9%	74.6%	75.2%	74.2%	75.2%	76.4%
TOTAL BioPharma Research & Development (Pro-Adj.)		297.2	305.1	337.6	290.7	287.3	330.5	372.8	389.1	401.3	425.2
% Margin		48.6%	46.8%	48.2%	34.1%	26.5%	27.0%	25.7%	26.4%	25.7%	25.4%
% Growth		10.7%	2.6%	10.7%	-13.9%	-1.2%	15.0%	12.8%	4.4%	3.1%	5.9%
TOTAL BioPharma S&M (Pro-Adj.)		144.9	162.7	206.9	216.3	222.5	227.6	241.2	253.4	269.6	291.3
% Margin		23.7%	25.0%	29.6%	25.4%	20.5%	18.6%	16.6%	17.2%	17.3%	17.4%
% Growth		0.4%	12.3%	27.2%	4.5%	2.9%	2.3%	6.0%	5.1%	6.4%	8.0%
TOTAL BioPharma G&A (Pro-Adj.)		31.3	32.3	37.0	42.7	53.6	60.0	69.8	73.5	77.9	82.7
% Margin		5.1%	5.0%	5.3%	5.0%	4.9%	4.9%	4.8%	5.0%	5.0%	4.9%
% Growth		5.6%	3.1%	14.5%	15.4%	25.5%	11.9%	16.4%	5.3%	6.0%	6.1%
Other Operating Expenses		12.9	13.3	8.5	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Biopharma Corporate Overhead Allocation		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
TOTAL BioPharma OPERATING EXPENSES		486.4	513.4	590.0	549.9	563.6	618.2	684.0	716.3	749.1	799.4
TOTAL BioPharma EXPENSES		644.9	690.7	797.6	784.9	824.8	928.7	1,043.7	1,096.9	1,136.2	1,195.5
BioPharma OPERATING INCOME (LOSS)		(32.9)	(38.7)	(97.7)	67.5	259.4	293.7	406.6	376.5	426.5	479.7
% Margin		NM	NM	NM	7.9%	23.9%	24.0%	28.0%	25.6%	27.3%	28.6%
% Growth		-172.8%	17.6%	152.1%	-169.1%	284.0%	13.2%	38.4%	-7.4%	13.3%	12.5%

Source: Heron Management Forecast as of August 2005

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Vaccines Segment P&L

DRAFT

Vaccines
PROJECT HERON P&L
$MM

	POS	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
REVENUE (Pro-Adj.)											
Egg Flu	100%	565.2	588.3	659.7	518.3	418.3	398.3	476.9	394.0	255.3	114.0
WW Flu Cell Culture	30% US / 75% EU	0.0	0.0	0.0	92.7	123.3	130.3	209.8	253.6	326.6	397.0
MenB NZ	100%	3.0	2.4	2.4	2.4	2.4	2.4	2.6	2.6	2.4	2.4
MenB EU	25%	0.0	0.0	0.0	31.9	100.4	8.1	6.6	3.7	4.9	6.2
MenB US	25%	0.0	0.0	0.0	149.6	276.0	32.9	34.3	19.3	16.6	14.3
Men ABCYW	13%	0.0	0.0	0.0	0.0	0.0	477.9	480.7	280.6	240.6	213.2
Men ABCYW-HIB	NA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
HCV Therapeutic	11%	0.0	0.0	0.0	0.0	0.0	0.0	34.2	60.3	63.6	66.6
HCV Prophylactic	19%	0.0	0.0	0.0	0.0	0.0	0.0	8.6	17.0	45.8	42.5
Other Products		336.4	390.1	415.3	429.8	442.1	416.6	413.0	412.3	413.1	420.2
Net Product Sales		904.6	980.8	1,077.4	1,224.7	1,364.7	1,686.7	1,689.5	1,448.4	1,398.9	1,299.2
Collaborative Agreements		0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Royalties		3.9	3.4	2.9	1.4	1.4	1.0	0.0	0.0	0.0	0.0
Other Revenue		12.1	13.1	14.1	13.9	16.4	20.8	20.8	25.8	25.8	30.2
Other Revenues		15.9	17.5	17.0	15.2	17.7	21.8	20.8	25.8	25.8	30.2
TOTAL VACCINES REVENUE (Pro-Adj.)		920.5	998.3	1,094.4	1,339.9	1,582.4	1,708.4	1,710.2	1,474.1	1,424.7	1,329.5
% Growth		19.0%	8.4%	9.6%	22.4%	18.1%	8.0%	0.1%	-13.8%	-3.4%	-6.7%
TOTAL VACCINES COGS (Pro-Adj.)		450.2	450.8	467.4	549.3	571.8	600.1	610.7	594.2	599.9	488.4
% Margin		48.9%	45.2%	42.7%	41.0%	36.1%	35.1%	35.7%	40.3%	42.1%	36.7%
% Growth		13.3%	0.1%	3.7%	17.5%	4.1%	4.9%	1.8%	-2.7%	1.0%	-18.6%
TOTAL VACCINES GROSS PROFIT (Pro-Adj.)		470.4	547.5	627.0	790.6	1,010.6	1,108.3	1,099.5	879.9	824.8	841.0
% Margin		51.1%	54.8%	57.3%	59.0%	63.9%	64.9%	64.3%	59.7%	57.9%	63.3%
TOTAL VACCINES Research & Development (Pro-Adj.)		150.1	151.5	159.0	169.0	170.2	165.0	167.3	150.8	147.1	136.3
R&D as % of Total Revenue		16.3%	15.2%	14.5%	12.6%	10.8%	9.7%	9.8%	10.2%	10.3%	10.3%
% Growth		6.0%	0.9%	5.0%	6.3%	0.7%	-3.1%	1.4%	-9.9%	-2.5%	-7.3%
TOTAL VACCINES S&M (Pro-Adj.)		110.7	114.7	120.6	160.4	183.2	206.5	197.8	169.6	163.8	152.2
S&M as % of Product Sales		12.2%	11.7%	12.4%	12.1%	11.3%	12.2%	11.7%	11.7%	11.7%	11.7%
% Growth		-0.9%	3.6%	16.5%	20.1%	14.2%	12.7%	-4.2%	-14.3%	-3.4%	-7.1%
TOTAL VACCINES G&A (Pro-Adj.)		50.3	53.7	56.3	66.7	73.0	83.9	93.7	83.2	84.7	83.8
G&A as % Total Revenue		3.3%	3.4%	3.1%	3.0%	4.6%	4.9%	5.5%	5.6%	5.9%	6.3%
% Growth		-6.8%	6.8%	4.9%	18.5%	9.5%	14.9%	11.7%	-11.2%	1.9%	-1.1%
Other Operating Expenses		0.2	0.2	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0
Vaccines Corporate Overhead Allocation		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
TOTAL VACCINES OPERATING EXPENSES		311.3	320.0	349.1	396.2	426.5	455.4	458.9	403.6	395.6	372.2
TOTAL VACCINES EXPENSES		761.4	770.8	816.5	945.5	998.3	1,055.4	1,069.6	997.8	995.6	860.6
VACCINES OPERATING INCOME (LOSS)		159.1	227.5	277.9	394.4	584.1	653.0	640.6	476.3	429.1	468.8
% Margin		17.3%	22.8%	25.4%	29.4%	36.9%	38.2%	37.5%	32.3%	30.1%	35.3%
% Growth		112.3%	43.0%	22.2%	41.9%	48.1%	11.8%	-1.9%	-25.7%	-9.9%	9.3%

Source: Heron Management Forecast as of August 2005

43

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Blood Testing Segment P&L

DRAFT

BLOOD TESTING [illegible] P&L [illegible]	[illegible]	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
REVENUES [illegible]											
[illegible]											
Current Products											
Duplex	100%	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	100%	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Ultra	100%	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	100%	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Total Current Products Revenue		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
New Products											
[illegible]	10%	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	N/A	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	75%	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Prion	30%	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	100%	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Total New Products Revenue		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Total Instruments & Service Revenue		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Other Plasma Sales		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Total NAT Products Revenue		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Total NAT Royalty Revenue		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
TOTAL NAT REVENUE		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Growth		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
ORTHO JOINT BUSINESS											
[illegible]		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
TOTAL ORTHO [illegible]		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
TOTAL BLOOD TESTING REVENUE		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Growth		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
TOTAL BLOOD TESTING COGS		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Growth		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
TOTAL BLOOD TESTING GROSS PROFIT [illegible]		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Margin		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
TOTAL BLOOD TESTING R&D		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Margin		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Growth		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
TOTAL BLOOD TESTING S&M		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Margin		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Growth		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
TOTAL BLOOD TESTING G&A		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Margin		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Growth		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Blood Testing Corporate Overhead allocation		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
TOTAL OPERATING EXPENSES		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
TOTAL EXPENSES		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
BLOOD TESTING OPERATING INCOME (LOSS)		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Margin		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Growth		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

Source: Heron Management Forecast as of August 2005

44

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Searchable text section of graphics shown above

Project Heron

Presentation to the Board of Directors

PRELIMINARY | SUBJECT TO FURTHER REVIEW AND EVALUATION

September 4, 2005

THESE MATERIALS MAY NOT BE USED OR RELIED UPON FOR ANY PURPOSE OTHER THAN AS SPECIFICALLY CONTEMPLATED BY A WRITTEN AGREEMENT WITH CREDIT SUISSE FIRST BOSTON AND MORGAN STANLEY.

Table of Contents

1.	Situation Overview

2.	Overview of Heron
	A.	Update on Heron Business Situation
	B.	Overview of Trading Performance

3.	Preliminary Financial Analysis

Appendix
•	WACC
•	Other Financial Analysis
•	Business Unit P&Ls

1.                                      Situation Overview

Transaction Summary

•                                          On September 1, 2005, the Neptune CEO transmitted a written letter to the chair of the independent committee of the Heron Board

•                                          $40 per share in cash via merger

•                                          No diligence or financing contingencies

•                                          Willing to condition merger on approval of a majority of the public shares

•                                          Body of offer letter:

“In connection with the Heron Board's consideration of the serious issues Heron faces, you inquired of our plans for our investment in the Company, including specifically whether we had any interest at this time in acquiring the outstanding shares in the Company that we do not already own. We advised you that absent additional due diligence we would not be able to assess any potential change in our position in the Company but that we would be willing to undertake such due diligence if that were acceptable to the Independent Directors. With your agreement we have conducted our due diligence and we now have a deeper understanding of the Company and the pending situation. As Heron's largest shareholder, Heron's current situation is naturally a matter of concern to us, and so we have considered how we can best protect our investment in the Company. As is evident from Neptune's long history with Heron, we have no intention of selling our interest.

Based on our due diligence review, we have concluded that the best result for all concerned, including Heron, its shareholders and Neptune, would be for Neptune to acquire the shares in Heron that it does not already own. We believe that Heron, as a wholly-owned subsidiary of Neptune, would be better positioned to deal with the legal, regulatory and business issues that it is facing. Despite the challenges facing Heron's vaccine business today, the acquisition would enable us to build a strategic platform in vaccines. Heron's public shareholders would benefit from such a transaction as it would provide them with an immediate premium for their shares and eliminate their investment risk.

Accordingly, we are pleased to propose a transaction in which Neptune would enter into a cash merger agreement pursuant to which the public shareholders of Heron would receive $40.00 per share in cash. This price represents a 12% premium to Heron's one week weighted average closing price. As an indication of our confidence that this transaction will be well received by Heron's public shareholders, Neptune is willing to condition the merger on the approval of a majority of the public shares.

Of course, our proposal is subject to the approval of the Independent Directors and to the execution of definitive documentation. We are prepared to move quickly and to negotiate a customary merger agreement with Heron's Independent Directors and its advisors. We have substantially completed our due diligence work and our merger terms will not include any due diligence or financing conditions, but only customary and usual closing conditions. We do not anticipate any significant obstacles to negotiating and consummating a mutually beneficial transaction promptly.

As I am sure you appreciate, consistent with our obligations under the U.S. federal securities laws, this letter will become publicly available when we forthwith file it with an amendment to our Schedule 13D.”

Key Terms of Offer

($MM, except per share amounts)

		Unaffected	Neptune
		Price	Offer

Share Price		$36.44	$40.00
Premium to Share Price Prior to Announcement	$36.44	0%	10%
Premium to 5-Day Average Share Price	35.90	2%	11%
Premium to 10-Day Average Share Price	35.71	2%	12%
Premium to 30-Day Average Share Price	36.12	1%	11%
Premium to 60-Day Average Share Price	36.04	1%	11%
Premium to 180-Day Average Share Price	35.46	3%	13%

CALCULATION OF EQUITY AND AGGREGATE VALUE

Shares Outstanding (MM) (1)	187.9	187.9
“In the Money” Options/Warrants Outstanding (MM) (2)	9.9	9.9
WAEP of “In the Money” Options/Warrants (2)	$29.88	$29.88
Fully-Diluted Shares Outstanding (MM)	189.7	190.4

Fully-Diluted Equity Value	$6,911	$7,616
+ Debt (3)	1,107	1,107
- Cash (3)	(1,019)	(1,019)
Fully-Diluted Aggregate Value	6,999	7,703

Value of Non-Neptune Equity	$4,021	$4,443

IMPLIED VALUATION MULTIPLES (4)

	Statistic		Market Multiple				Offer Multiple
	Mgmt.	Street	Mgmt.		Street		Mgmt.		Street
Revenue
CY2006E	$2,222	$2,185	3.1	x	3.2	x	3.5	x	3.5	x

Earnings
CY2006E	$1.58	$1.81	23.1	x	20.1	x	25.3	x	22.1	x
CY2007E	1.91	2.00	19.1		18.2		20.9		20.0

PEG (5)
CY2006E	15.1%	15.1%	1.53	x	1.33	x	1.68	x	1.46	x

Note: Unaffected price as of August 31, 2005, the day prior to public announcement of the Neptune letter.

(1)          Based on Heron primary shares of 187.9MM from 10-Q for the period ended June 30, 2005.

(2)          Based on Heron options schedule from 10-K for the period ended December 31, 2004.

(3)          Based on Heron 10-Q for the period ended June 30, 2005.

(4)          Heron estimates based upon First Call consensus and Heron Management Forecast as of August 2005.

(5)          Based on an IBES LTGR of 15.1%.

Heron's Valuation Parameters

Assessment of Valuation (1)

$

[CHART]

(1)          As of August 2005, unaffected price the day immediately prior to announcement

(2)          Discounted at 12.0%

(3)          Assumes perpetual growth rate of 1.0% – 3.0% for BioPharma (LTM NOPAT multiple of 12.4x), 2.0% – 4.0% for Vaccines (LTM NOPAT multiple of 15.4x), 2.0% – 4.0% for Blood Testing (LTM NOPAT multiple of 13.3x) and (2.0)% – 0.0% for Corporate Royalties (LTM NOPAT multiple of 8.7x); derived from Heron Management Projections

2.                                      Overview of Heron

A. Update on Heron Business Situation

Heron Business and Financial Update - 1st Half 2005

Business Review

• On 8/30, Heron announces favorable results from FDA inspection of Liverpool manufacturing facilities: FDA found Heron's responses and corrective actions to be “generally acceptable” - stock increased $0.31 from $36.16 to $36.44 on the

• Subject to supplemental approvals from the FDA and MHRA, Heron expects to be able to supply the U.S. market with flu vaccine for the 2005/06 season

• Management had previously guided the street to 18-26M doses for the 2005/06 season

• The MHRA had lifted its manufacturing suspension of the Liverpool facility in 3/05

• On 7/20, Heron withdrew all 12 million planned doses of Begrivac (influenza vaccine commercialized in Germany and distributed into Europe) from the 2005-06 EU flu vaccine supply after detecting contamination

• Incurred $15M in inventory write-downs and expects to reallocate certain ex-U.S. vaccine into Germany, a relatively higher profit-margin market

• Management anticipates Begrivac will return to market for the 2006-07 flu season

• On 7/15, Heron received an approvable letter from the FDA for PULMUNIQ, an inhalation solution to increase survival and prevent chronic rejection in patients receiving allogeneic lung transplants, requesting an additional pre-approval study prior to approval

• Heron is evaluating the cost feasibility of the request prior to continued development of PULMINIQ (although approval will have been delayed by up to 2 years due to the new requests from the FDA)

• In 1H:05, Heron advanced both CHIR 258 for multiple myeloma and CHIR 12.12 for CLL into phase I trials and filed a BLA application for PROCLEIX West Nile Virus Assay

• During this time period, CUBICIN also met its phase III primary endpoints in the treatment of S.Aureus endocarditis and bacteremia

Financial Review

• Biopharma: After a disappointing first quarter in which net product sales dropped 6% from the comparable year-ago period to $119M, net product sales increased 4% in the second quarter from the comparable year-ago period to $132M

• Betaseron sales in the MS market strengthened along with biopharma royalties offset by lower Proleukin sales

• Vaccines: Net product sales were generally lower than Street expectations. Net product sales were $87M and $97M in the first and second quarters, respectively, representing an increase of 1% and 12% compared to their respective year-ago periods

• Costs from remediation and legal for the influenza remediation effort were generally higher than expected by the Street

• Blood Testing: Generally in-line with guidance and expectations. First and second quarter revenues were $134M and $133M, respectively, representing a 14% and 16% increase over their respective year-ago periods

Heron - Historical Financial Performance

Total Revenue

[CHART]

EBIT

[CHART]

Net Income

[CHART]

Source: Historical public filings

Financial Projection Overview

•                  Heron management's forecast methodology is based on customary biotechnology financial analysis providing for probabilities of success based on stage of development of individual product candidates

•                  Only product candidates in clinical development were modeled

•                  In 1H:05, CSFB and Morgan Stanley conducted a series of meetings with Heron management to review projections for Heron and its major lines of business

•                  The assumptions underlying the management forecast were challenged and stress tested with management in numerous meetings

•                  The forecast was approved by Heron management and presented to the Board of Heron

•                  Since then, Heron's business forecast has changed and accordingly additional changes to the management forecast were provided to CSFB and Morgan Stanley

•                  Revenues from the vaccines business were further reduced due to Begrivac vaccine contamination issues in the summer 2005

•                  Overall forecast for biopharma were further reduced due to PULMUNIQ setback and increased competition against Proleukin

Heron Management Forecast - Revenue Contribution

Total Revenue

2006

$2,222MM

[CHART]

2006 Revenues

Biopharma:	$612	MM
Vaccines:	$920	MM
Blood Testing:	$609	MM
Corporate:	$81	MM

2009

$3,184MM

[CHART]

2009 Revenues

Biopharma:	$852	MM
Vaccines:	$1,340	MM
Blood Testing:	$887	MM
Corporate:	$105	MM

2012

$4,254MM

[CHART]

2012 Revenues

Biopharma:	$1,451	MM
Vaccines:	$1,710	MM
Blood Testing:	$1,008	MM
Corporate:	$85	MM

Source: Heron Management Forecast as of August 2005.

Heron Management Forecast - Operating Income Contribution

Operating Income (excludes Corporate & Other)

2006

$427MM(1)

[CHART]

Operating Margins

VX1 -	29.1%
BT2 -	40.8%
BT1 -	75.9%

Total Vx -	17.3%
Total BT -	49.5%

2009

$892MM (3)

[CHART]

Operating Margins

BP2 -	52.0%
BP3 -	75.1%
BP4 -	49.2%
BP5 -	19.7%
VX1 -	32.9%
VX2 -	24.7%
BT1 -	43.4%
BT2 -	74.3%

Total BioPharma -	7.9%
Total Vx -	29.4%
Total BT -	48.5%

2012

$1,473MM (4)

[CHART]

Operating Margins

BP2 -	54.5%
BP3 -	72.0%
BP4 -	46.4%
BP5 -	64.0%
VX1 -	33.4%
VX2 -	42.2%
BT1 -	37.7%
BT2 -	71.6%

Total BioPharma -	28.0%
Total Vx -	37.5%
Total BT -	42.2%

Source: Heron Management Forecast as of August 2005.

(1)             Includes operating loss of ($33MM) from Biopharma, which is comprised of operating incomes of $59MM, $164MM, $77MM, ($56MM), and ($211MM) for Proleukin, TOBI, Betaseron, TFPI, and BioPharma (Remaining), respectively

(2)             Comprised of operating incomes of $158MM, ($30MM), and $31MM for Egg Flu, Cell Culture and Vx (Remaining), respectively

(3)             Total operating income includes ($199MM) of BioPharma (Remaining)

(4)             Total operating income includes ($175MM) of BioPharma (Remaining)

Heron – Forecasted Revenue and Operating Profile

Total Revenue

[CHART]

EBIT

[CHART]

Net Income

[CHART]

Source: Heron Management Forecast as of August 2005.

Heron Management Forecast - Consolidated Income Statement

Heron Income Statement

	Fiscal Year Ending December 31
	2006E	2007E	2008E	2009E	2010E	2011E	2012E	2013E	2014E	2015E
Total Revenue	$2,222.2	$2,436.6	$2,675.3	$3,183.9	$3,663.4	$4,010.1	$4,254.1	$4,080.7	$4,161.4	$4,211.1
% Growth	11.9%	9.6%	9.8%	19.0%	15.1%	9.5%	6.1%	-4.1%	2.0%	1.2%

COGS	833.8	891.9	971.4	1,132.4	1,221.6	1,345.5	1,417.5	1,446.4	1,483.7	1,405.2
% Growth	15.2%	7.0%	8.9%	16.6%	7.9%	10.1%	5.3%	2.0%	2.6%	-5.3%

Gross Profit	1,388.5	1,544.7	1,703.9	2,051.5	2,441.8	2,664.5	2,836.6	2,634.4	2,677.7	2,805.9
% Margin	62.5%	63.4%	63.7%	64.4%	66.7%	66.4%	66.7%	64.6%	64.3%	66.6%

R&D	482.2	503.9	537.7	502.9	514.2	556.1	601.4	603.2	613.7	627.8
% Margin	21.7%	20.7%	20.1%	15.8%	14.0%	13.9%	14.1%	14.8%	14.7%	14.9%
% Growth	11.0%	4.5%	6.7%	-6.5%	2.2%	8.1%	8.2%	0.3%	1.7%	2.3%

S&M	300.8	326.1	395.8	439.4	471.8	502.8	509.6	498.0	512.6	526.8
% Margin	13.5%	13.4%	14.8%	13.8%	12.9%	12.5%	12.0%	12.2%	12.3%	12.5%
% Growth	6.0%	8.4%	21.4%	11.0%	7.4%	6.6%	1.3%	-2.3%	2.9%	2.8%

G&A	202.0	210.5	223.3	244.9	267.2	290.4	316.2	315.7	328.4	339.7
% Margin	9.1%	8.6%	8.3%	7.7%	7.3%	7.2%	7.4%	7.7%	7.9%	8.1%
% Growth	-9.7%	4.2%	6.1%	9.7%	9.1%	8.7%	8.9%	-0.2%	4.0%	3.5%

Other Expenses	14.1	14.5	9.6	1.3	0.4	0.4	0.4	0.4	0.4	0.4
% Growth	40.7%	2.5%	-33.5%	-86.7%	-66.5%	-0.6%	0.0%	0.0%	0.0%	0.0%

EBITDA	546.8	649.0	701.9	1,048.5	1,367.7	1,515.8	1,621.4	1,435.5	1,432.6	1,535.5
% Margin	24.6%	26.6%	26.2%	32.9%	37.3%	37.8%	38.1%	35.2%	34.4%	36.5%
Depreciation	127.2	129.8	136.6	159.7	167.0	190.8	205.3	212.1	205.5	220.3
Amortization	30.2	29.5	27.8	25.8	12.4	10.3	7.2	6.3	4.5	4.1

Operating Income	389.4	489.7	537.5	863.1	1,188.2	1,314.8	1,408.9	1,217.1	1,222.5	1,311.1
% Margin	17.5%	20.1%	20.1%	27.1%	32.4%	32.8%	33.1%	29.8%	29.4%	31.1%
% Growth	25.3%	25.8%	9.7%	60.6%	37.7%	10.7%	7.2%	-13.6%	0.4%	7.2%

Net Other Income (Expense)	29.1	19.6	11.6	10.1	15.7	41.8	64.8	81.9	89.0	89.0
Minority Interest	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)

Pre-tax Income	415.5	506.3	546.0	870.1	1,200.9	1,353.6	1,470.7	1,296.0	1,308.6	1,397.1
% Margin	18.7%	20.8%	20.4%	27.3%	32.8%	33.8%	34.6%	31.8%	31.4%	33.2%

Income Tax Expense	(103.9)	(126.6)	(136.5)	(217.5)	(300.2)	(338.4)	(367.7)	(324.0)	(327.1)	(349.3)
Effective Tax Rate	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%

Net Income	311.6	379.8	409.5	652.6	900.7	1,015.2	1,103.1	972.0	981.4	1,047.8
Share Outstanding	197.5	198.7	199.5	200.4	202.1	203.5	204.5	205.5	206.4	207.4
EPS	$1.58	$1.91	$2.05	$3.26	$4.46	$4.99	$5.39	$4.73	$4.75	$5.05

Note: Heron consolidated income statement includes corporate royalties and expenses

Source: Heron Management Forecast as of August 2005.

Street versus Heron Management Forecast

Total Revenues

($ in millions)	2005E	2006E	2007E	2008E	2009E	2010E
Piper Jaffray (07/20/05)	$1,949.2	$2,196.5	$2,395.7	$2,731.2
Morgan Stanley (07/27/05)	1,939.5	2,129.9	2,250.0	2,633.0	2,977.0	3,299.0
UBS (07/28/05)	1,929.0	2,134.0	2,339.0
Deutsche Bank (07/27/05)	1,928.9	2,205.5
JP Morgan (07/27/05)	1,928.0	2,040.0
Goldman Sachs (07/27/05)	1,927.0	2,135.0	2,266.0
CSFB (07/27/05)	1,906.2	2,378.0	2,661.1	2,846.3
Merrill Lynch (07/28/05)	1,896.6	2,084.1	2,192.8	2,288.6

Average	$1,925.5	$2,162.9	$2,350.8	$2,624.8	$2,977.0	$3,299.0
% Growth	11.7%	12.3%	8.7%	11.7%	13.4%	10.8%

Forecast	$1,986.2	$2,222.2	$2,436.6	$2,675.3	$3,183.9	$3,663.4
% Growth	15.2%	11.9%	9.6%	9.8%	19.0%	15.1%

Variance	$60.7	$59.3	$85.8	$50.5	$206.9	$364.4
% Difference	3.1%	2.7%	3.7%	1.9%	6.9%	11.0%

Operating Income

($ in millions)	2005E	2006E	2007E	2008E	2009E	2010E
Piper Jaffray (07/20/05)	$269.2	$440.2	$520.9	$629.4
CSFB (07/27/05)	255.1	451.6	583.6	672.6
Morgan Stanley (07/27/05)	251.7	406.7	446.0	528.7	589.1	641.5
UBS (07/28/05)	248.0	379.0	454.0
Merrill Lynch (07/28/05)	231.4	376.5	372.0	374.8
JP Morgan (07/27/05)	199.0	407.0

Average	$242.4	$410.2	$475.3	$551.4	$589.1	$641.5
% Growth	—	69.2%	15.9%	16.0%	6.8%	8.9%

Forecast	$310.9	$389.4	$489.7	$537.5	$863.1	$1,188.2
% Growth	—	25.2%	25.8%	9.8%	60.6%	37.7%

Variance	$68.5	$(20.8)	$14.4	$(13.9)	$274.0	$546.7
% Difference	28.3%	(5.1)%	3.0%	(2.5)%	46.5%	85.2%

EPS(2)

	2005E	2006E	2007E	2008E	2009E	2010E
Deutsche Bank (07/27/05)	$1.39	$2.74
CSFB (07/27/05)	1.25	1.95	2.48	2.84
Morgan Stanley (07/27/05)	1.23	1.78	1.96	2.27	2.52	2.64
UBS (07/28/05)	1.23	1.58	1.89
Prudential (07/27/05)	1.23	1.80	2.21
Goldman Sachs (07/28/05)	1.21	1.89	2.09
Merrill Lynch (07/28/05)	1.20	1.70	1.71	1.72
Piper Jaffray (07/20/05)	1.20	1.76	2.11	2.57
Citigroup (07/27/05)	1.20	1.80	1.90
JP Morgan (07/27/05)	1.15	1.75	1.70

Average (2)	$1.21	$1.78	$2.01	$2.35	$2.52	$2.64
% Growth	—	46.9%	12.7%	17.2%	7.2%	4.8%

Forecast (1)	$1.39	$1.58	$1.91	$2.05	$3.26	$4.46
% Growth	—	13.7%	20.9%	7.3%	59.0%	36.8%

Variance	$0.18	$(0.20)	$(0.10)	$(0.30)	$0.74	$1.82
% Difference	14.8%	(11.2)%	(4.8)%	(12.8)%	29.4%	68.9%

Revenues

BioPharma

($ in millions)	2005E	2006E	2007E	2008E	2009E	2010E
Merrill Lynch (07/28/05)	$572.8	$587.9	$606.5	$615.8
Piper Jaffray (07/20/05)	545.3	563.8	592.8	833.1
UBS (07/28/05)	530.0	578.0	659.0
CSFB (07/27/05)	527.3	567.2	591.1	615.3
JP Morgan (07/27/05)	527.0	555.0
Morgan Stanley (07/27/05)	521.8	568.4	609.2	660.7	710.6	771.0

Average	$537.4	$570.1	$611.7	$681.2	$710.6	$771.0%
% Growth	—	6.1%	7.3%	11.4%	4.3%	8.5%

Forecast(1)	$548.0	$549.5	$606.4	$651.6	$811.7	$1,047.8
% Growth	—	0.3%	10.4%	7.5%	24.6%	29.1%

Variance	$10.6	$(20.6)	$(5.3)	$(29.6)	$101.1	$276.8
% Difference	2.0%	(3.6)%	(0.9)%	(4.3)%	14.2%	35.9%

Vaccines

($ in millions)	2005E	2006E	2007E	2008E	2009E	2010E
Morgan Stanley (07/27/05)	$648.9	$701.9	$714.4	$1,002.8	$1,263.9	$1,494.7
Piper Jaffray (07/20/05)	629.3	753.5	882.4	971.4
JP Morgan (07/27/05)	624.0	710.0
UBS (07/28/05)	621.0	798.0	874.0
Merrill Lynch (07/28/05)	604.6	701.3	744.7	791.3
CSFB (07/27/05)	572.2	886.8	1,090.0	1,195.0

Average	$616.7	$758.6	$861.1	$990.1	$1,263.9	$1,494.7
% Growth	—	23.0%	13.5%	15.0%	27.7%	18.3%

Forecast(1)	$659.7	$904.6	$980.8	$1,077.4	$1,324.7	$1,564.7
% Growth	—	37.1%	8.4%	9.8%	23.0%	18.1%

Variance	$43.0	$146.0	$119.7	$87.3	$60.8	$70.0
% Difference	7.0%	19.2%	13.9%	8.8%	4.8%	4.7%

Blood Testing

($ in millions)	2005E	2006E	2007E	2008E	2009E	2010E
Morgan Stanley (07/27/05)	$311.9	$400.0	$484.8	$517.6	$540.2	$560.3
CSFB (07/27/05)	311.4	390.0	420.0	455.0
Piper Jaffray (07/20/05)	311.4	418.0	468.0	511.4
Merrill Lynch (07/28/05)	308.1	360.2	428.5	473.7
JP Morgan (07/27/05)	304.0	360.0
UBS (07/28/05)	302.0	348.0	394.0

Average	$308.1	$379.4	$439.1	$489.4	$540.2	$560.3
% Growth	—	23.1%	15.7%	11.5%	10.4%	3.7%

Forecast(1)	$309.9	$391.0	$489.3	$568.1	$674.9	$750.6
% Growth	—	26.2%	25.1%	16.1%	18.8%	11.2%

Variance	$1.8	$11.6	$50.2	$78.7	$134.7	$190.3
% Difference	0.6%	3.1%	11.4%	16.1%	24.9%	34.0%

Source: Heron Management Forecast as of August 2005 and Street analyst forecasts as indicated

(1)          Forecast represents only net product sales and blood testing revenues exclude NAT royalties and Ortho Joint Business profits, royalties and contract revenues.

(2)          Average EPS excludes Deutsche Bank estimates.

2.     Overview of Heron

B.             Overview of Trading Performance

Heron Stock Price Performance – Long Term Perspective

Stock Price Performance - August 31, 2000 - August 31, 2005

[CHART]

Heron Stock Price Performance

Stock Price Performance - August 31, 2004 - August 31, 2005

[CHART]

Current Share Price	$36.44
52-Week High	$46.00
52-Week Low	$29.00
52-Week Avg.	$35.73
3 Months Avg.	$36.16

Despite greater visibility on a successful Fluvirin remediation, Heron's share price recovery has been limited as investors take a “wait and see” approach

Heron Stock Price Performance Compared to Relevant Indices

Stock Price Performance - August 31, 2000 - August 31, 2005

[CHART]

	Performance Since
Stock Price Performance	1/1/2004	3/31/2004	6/30/2004	12/31/2004	3/31/2005	6/30/2005

Heron	(36.0)%	(17.2)%	(18.4)%	9.3%	3.9%	4.4%
AMEX Biotech Index	28.0%	19.1%	20.1%	15.2%	27.2%	11.1%
NASDAQ	7.0%	(0.4)%	2.1%	0.8%	19.1%	12.3%
Large Cap Biotech	51.2%	45.6%	42.0%	30.9%	42.9%	20.7%
Large Cap Biotech (excl. DNA)	(11.2)%	(5.7)%	(7.3)%	0.9%	4.1%	(0.4)%
Large Pharma	30.8%	30.8%	29.7%	13.5%	31.3%	23.2%

Large Cap Biotech includes AMGN, BIIB, DNA, GENZ, GILD, MEDI

Large Pharma includes AZN, BMY, GSK, LLY, MRK, NVS, PFE, RHHBY

92% of Heron Shares Traded Over the Past Year Have Traded Below $40

August 31, 2004 to August 31, 2005 (Last Twelve Months)

Volume Traded

[CHART]

	$30.00 - $33.00	$33.00 - $36.00	$36.00 - $39.00	$39.00 - $42.00	$42.00 - $45.00	$45.00 - $48.00
Volume	108,449,920	173,688,768	137,625,856	0	27,976,354	7,314,170
% of Shares Traded	23.8%	38.2%	30.2%	0.0%	6.1%	1.6%
Cumulative % Traded	23.8%	62.0%	92.2%	92.2%	98.4%	100.0%
% of Shares Outstanding (1)	99.9%	160.0%	126.8%	0.0%	25.8%	6.7%

Cumulative Volume	108,449,920	282,138,688	419,764,544	419,764,544	447,740,898	455,055,068
Multiple of Shares Outstanding (1)	1.0x	2.6x	3.9x	3.9x	4.1x	4.2x

(1)          Excludes shares held by Neptune. Assumes a total of 187,879,648 shares outstanding less 79,320,078 shares held by Neptune. Neptune share ownership information is from Proxy as of March 1, 2005.

Heron Shareholder Analysis

Institutions (1)

	Primary	% of	% of
Holder	Shares	Primary	Non-Neptune (5)
Citigroup Global Markets Inc.	15,618,506	8.3%	14.4%
Citigroup Gbl Mkts Hldgs Inc	8,868,581	4.7%	8.2%
Valueact Cap Partners, L.P.	5,145,947	2.7%	4.7%
Van Kampen	5,033,554	2.7%	4.6%
Barclays Gbl Investors, N.A.	4,847,419	2.6%	4.5%
Sound Shore Management, Inc.	4,137,525	2.2%	3.8%
State Str Global Advr (Us)	3,582,537	1.9%	3.3%
Vanguard Group, Inc.	3,146,559	1.7%	2.9%
T. Rowe Price Associates, Inc.	2,700,778	1.4%	2.5%
Morgan Stanley Inv Mgmt Inc.(U	1,969,443	1.0%	1.8%
Fidelity Management & Research	1,677,690	0.9%	1.5%
Northern Trust Global Invts	1,586,220	0.8%	1.5%
Sectoral Asset Management Inc.	1,518,000	0.8%	1.4%
Citigroup Gbl Asset Mgmt(U.S.)	1,396,976	0.7%	1.3%
Deutsche Asset Mgmt Americas	1,337,249	0.7%	1.2%
Wells Capital Management	1,168,242	0.6%	1.1%
Primecap Management Company	1,065,200	0.6%	1.0%
Putnam Investment Mgmt, L.L.C.	1,034,602	0.6%	1.0%
Oppenheimerfunds, Inc.	1,003,219	0.5%	0.9%
Empyrean Cap Partners, L.P.	1,000,000	0.5%	0.9%
Wells Capital Mgmt (Strong)	890,560	0.5%	0.8%
Mellon Private Wealth Mgmt	864,186	0.5%	0.8%
California Public Emp' Ret Sys	778,624	0.4%	0.7%
Dws Investment Gmbh	675,812	0.4%	0.6%
New York State Common Ret Sys	606,536	0.3%	0.6%
Top 25 Institutions	71,653,965	38.1%	66.0%
Remaining Institutional Holders	18,546,930	9.9%	17.1%
Total Institutional Holdings	90,200,895	48.0%	83.1%

(1) Based on CDA Spectrum as of July 31, 2005.
(2) Based on Proxy dated May 25, 2005.
(3) Based on 10-Q for the period ended June 30, 2005.
(4) Based on 10-K for the period ended December 31, 2004.
(5) Excludes 79,320,078 primary shares held by Neptune.

Insiders & Neptune

	Primary (2)	% of	% of
Holder	Shares	Primary	Non-Neptune (5)	Options (2)	FC Total	% of FC
Neptune	79,320,078	42.2%	—	0	79,320,078	36.9%
Directors as a Group	292,781	0.2%	0.3%	799,211	1,091,992	0.5%
Executive Officers as a Group	8,462	0.0%	0.0%	963,193	971,655	0.5%
Others	96,390	0.1%	0.1%	25,494,888	25,591,278	11.9%
Total Insiders & Neptune	79,717,711	42.4%	0.4%	27,257,292	106,975,003	49.7%

Summary of Holdings

	Primary (3)	% of	% of
Holder	Shares	Primary	Non-Neptune (5)	Options (4)	FC Total	% of FC
Institutions	90,200,895	48.0%	83.1%	0	90,200,895	41.9%
Insiders & Neptune	79,717,711	42.4%	0.4%	27,257,292	106,975,003	49.7%
Other Holders	17,961,042	9.6%	16.5%	0	17,961,042	8.3%
Total Shares Outstanding	187,879,648	100.0%	100.0%	27,257,292	215,136,940	100.0%

Wall Street Perspective

Research		Target
Company	Recommendation	Price
A.G. Edwards	Hold

Citigroup	Hold	$42.00

CSFB	Underperform	$34.00

Deutsche Bank	Buy	$38.00

Goldman Sachs	In-line

Harris Nesbitt	Neutral	$44.00

JP Morgan	Underweight

Lehman Brothers	Equal Weight / Neutral	$36.00

Merrill Lynch	Sell

Morgan Stanley	Equal Weight / In Line	$34.00

Piper Jaffray	Market Perform	$35.00

Prudential Equity	Underweight	$37.00

Robert W. Baird	Neutral	$37.00

Sanford C. Bernstein	Market Perform	$44.00

SG Cowen	No Rating System

Thomas Weisel	Peer Perform

UBS	Reduce 2	$32.00

Ratings

[CHART]

Source: Based on IBES, includes analysts for whom no report was available

	Citigroup	Goldman Sachs	JP Morgan	Merrill Lynch

Analyst	Elise Wang	May-Kin Ho, Ph.D.	Ronald Renaud, Jr.	Eric J. Ende

Latest Report	July 27, 2005	July 27, 2005	July 27, 2005	July 28, 2005

Comments

“In our opinion, Heron should trade at a discount as the company lacks depth in comparison to its peer group of large cap biotechnology companies in regards to a product pipeline.”

“Its key revenue growth drivers remain sales of vaccines and the Procleix eSAS system for blood screening. Given the seasonality of the company's business, flu vaccines have become a significant portion of revenues  (estimated to be  30% of revenues and 50% of  product sales)”

“Despite the setback in vaccines, blood testing and pharmaceuticals continue to be solid.

...we have reduced our [2005, 2006 and 2007 estimates] due to recent manufacturing issues with Begrivac, another flu vaccine and competition for Proleukin.”

“...With an intrinsic value of $31/sh, we expect the shares to have limited downside at current levels. Major catalyst is the shipment of 18- 26MM doses of Fluvirin in the U.S. for this winter”

“Despite the less expensive valuation at 31.7x our 2005E EPS of $1.15 and 21.4x 2006E EPS estimates, we believe enough uncertainty remains and investor confidence remains somewhat dented. While we believe that Fluvirin will return to the US market in 2005/2006, it is going to take some time to regain investor enthusiasm about the stock”

“...until Heron resolves manufacturing issues and increases output from the biopharmaceuti cal pipeline, we continue to believe the company will be a chronic underperformer”

“...based on recent issues at other Heron vaccine plants, we believe the risk remains that Fluvirin may not be supplied in the US market in the '05/'06 flu season”

Rating	Hold	In-Line	Underweight	Sell

Investor community concerned over Heron operations over the last twelve months, with a particular focus on vaccines manufacturing issues.

3.              Preliminary Financial Analysis

Heron's Valuation Parameters

Assessment of Valuation (1)

$

[CHART]

(1)     As of August 2005, unaffected price the day immediately prior to announcement

(2)     Discounted at 12.0%

(3)     Assumes perpetual growth rate of 1.0% – 3.0% for BioPharma (LTM NOPAT multiple of 12.4x), 2.0% – 4.0% for Vaccines (LTM NOPAT multiple of 15.4x), 2.0% – 4.0% for Blood Testing (LTM NOPAT multiple of 13.3x) and (2.0)% – 0.0% for Corporate Royalties (LTM NOPAT multiple of 8.7x); derived from Heron Management Projections

Illustrative Valuation Multiples

($MM, except per share amounts)

Illustrative
	Premium		FD	Agg.	Equity Val.	Aggregate Value/		Price/Earnings (4)
Price per	Unaffected	30-Days	Equity	Trans.	Excluding	2006E Revenues (4)		2006E		2007E		2006E PEG (6)
share (1)	Price (1)	Price	Value (2)	Value (3)	Neptune (5)	Street	Mgmt.	Street	Mgmt.	Street	Mgmt.	Street	Mgmt.
	$36.44	$35.75				$2,185	$2,222	$1.81	$1.58	$2.00	$1.91

$36.44		0.0%	1.9%	$6,911		$6,999		$4,021		3.2	x	3.1	x	20.1	x	23.1	x	18.2	x	19.1	x	1.33	x	1.53	x
40.00	**	9.8 **	11.9 **	7,616	**	7,703	**	4,443	**	3.5	**	3.5	**	22.1	**	25.3	**	20.0	**	20.9	**	1.46	**	1.68	**
41.00		12.5	14.7	7,813		7,901		4,561		3.6		3.6		22.7		26.0		20.5		21.5		1.50		1.72
42.00		15.3	17.5	8,011		8,099		4,680		3.7		3.6		23.2		26.6		21.0		22.0		1.54		1.76
43.00		18.0	20.3	8,212		8,300		4,801		3.8		3.7		23.8		27.2		21.5		22.5		1.57		1.80
44.00		20.7	23.1	8,416		8,504		4,926		3.9		3.8		24.3		27.9		22.0		23.0		1.61		1.85
45.00		23.5	25.9	8,620		8,708		5,051		4.0		3.9		24.9		28.5		22.5		23.5		1.65		1.89
46.00		26.2	28.7	8,824		8,912		5,176		4.1		4.0		25.4		29.1		23.0		24.1		1.68		1.93
47.00		29.0	31.5	9,028		9,116		5,300		4.2		4.1		26.0		29.8		23.5		24.6		1.72		1.97
48.00		31.7	34.3	9,232		9,320		5,425		4.3		4.2		26.5		30.4		24.0		25.1		1.75		2.01
49.00		34.5	37.1	9,443		9,531		5,557		4.4		4.3		27.1		31.0		24.5		25.6		1.79		2.05
50.00		37.2	39.9	9,655		9,742		5,689		4.5		4.4		27.6		31.7		25.0		26.2		1.83		2.10

Implied Value Based on Reference P/E Multiples
$36.20		(0.7)%	1.3%	$6,864		$6,952		$3,993		3.2	x	3.1	x	20.0	x*	22.9	x	18.1	x	18.9	x	1.32	x	1.52	x
45.25		24.2	26.6	8,671		8,759		5,082		4.0		3.9		25.0	*	28.7		22.6		23.7		1.65		1.90
31.60		(13.3)	(11.6)	5,954		6,042		3,448		2.8		2.7		17.5		20.0	*	15.8		16.5		1.16		1.33
39.50		8.4	10.5	7,517		7,604		4,383		3.5		3.4		21.8		25.0	*	19.8		20.7		1.44		1.66

(1)     Heron stock price as of August 31, 2005, the day immediately prior to announcement, was $36.44.

(2)     Based on Heron primary shares of 187.9MM from 10-Q for the period ended June 30, 2005, and options schedule from 10-K for the period ended December 31, 2004.

(3)     Defined as Equity Value plus net debt (cash) of Heron, which was $87.6MM based on 10-Q for the period ended June 30, 2005.  Includes marketable debt securities.

(4)     Heron estimates based upon First Call consensus and Heron Management Forecast as of August 2005.

(5)     Excludes 79.3MM primary shares held by Neptune.

(6)     Based on an IBES LTGR of 15.1%.

[GRAPHIC]

Implied Price based on 2007E P/E

	Street	Mgmt.

17.0x	$34.00	$32.47
22.0x	44.00	42.02

* Denotes Driver

** Current Offer

Heron Trading Multiples Relative to its Peers

2006 P/E Multiples	2006 P/E/G Multiples

[CHART]	[CHART]

As of 8/31/05.

EPS and long-term growth rates per First Call.

Heron 2006 P/E based on EPS of $1.81.

Heron Trading Multiples Relative to its Peers Over Time

NTM Forward P/E Since 01/01/03	NTM Forward P/E/G Since 01/01/03

[CHART]	[CHART]

Source: FirstCall estimates

As of 08/31/05.

Large Cap Biotech includes AMGN, BIIB, DNA, GENZ, GILD, MEDI

On a NTM P/E basis, Heron has historically traded at a discount to its biotech peers.

Selected Companies Analysis

(in millions, except per share amounts)

	Stock	% Of							NOPAT						Long-
	Price	52-Week	Equity	Enterprise	Revenue Multiple				Multiple		P/E				Term	PEG
Company	8/31/2005	High	Value	Value	CY 2006E		CY 2007E		LTM		CY 2006E		CY 2007E		EPS Grw.	CY 2006E		CY 2007E
Large Cap Biotech
Amgen	$79.90	95.1%	$100,222	$99,729	6.9	x	6.3	x	19.9	x	22.0	x	19.5	x	15.9%	1.38	x	1.22	x
Biogen Idec	42.14	60.2%	14,442	12,684	4.8		4.4		25.8		21.8		19.6		14.8%	1.47		1.32
Celgene	50.19	100.0%	10,115	9,391	12.6		9.7		NM		51.2		33.9		46.7%	1.10		0.73
Genentech	93.94	100.0%	103,177	102,750	12.4		9.6		NM		54.9		39.8		33.8%	1.62		1.18
Genzyme	71.17	93.4%	18,978	18,529	5.8		5.3		35.3		26.2		23.1		20.0%	1.31		1.16
Gilead Sciences	43.00	89.6%	20,317	18,529	8.4		7.4		33.1		25.2		22.1		19.5%	1.30		1.13
MedImmune	29.93	99.6%	7,475	6,209	4.5		3.9		NM		65.8		42.1		28.0%	2.35		1.50
			Mean		7.9	x	6.6	x	28.5	x	38.2	x	28.6	x	25.5%	1.51	x	1.18	x
			Median		6.9		6.3		29.5		26.2		23.1		20.0%	1.38		1.18
			High		12.6		9.7		35.3		65.8		42.1		46.7%	2.35		1.50
			Low		4.5		3.9		19.9		21.8		19.5		14.8%	1.10		0.73

(in millions, except per share amounts)

	Stock	% Of							NOPAT						Long-
	Price	52-Week	Equity	Enterprise	Revenue Multiple				Multiple		P/E				Term	PEG
Company	8/31/2005	High	Value	Value	CY 2006E		CY 2007E		LTM		CY 2006E		CY 2007E		EPS Grw.	CY 2006E		CY 2007E
BioPharma & Bloodtesting
Abbott Laboratories	$45.13	90.3%	$70,625	$74,827	3.2	x	3.0	x	21.4	x	16.5	x	14.8	x	9.9%	1.67	x	1.50	x
Bayer AG	35.19	94.0%	25,697	34,387	1.0		1.0		24.7		12.7		15.6		7.0%	1.82		2.23
Johnson & Johnson	63.39	90.6%	190,790	180,213	3.3		3.1		18.6		16.8		15.3		10.8%	1.56		1.42
Roche Holdings	137.62	94.3%	118,861	117,512	4.0		3.6		23.2		23.3		18.2		16.5%	1.41		1.10
BioPharma & Vaccines
GlaxoSmithKline	$24.08	96.4%	$138,142	$140,854	3.6		3.3		15.9		15.7		14.2		6.4%	2.45		2.21
MedImmune	29.93	99.6%	7,475	6,209	4.5		3.9		NM		65.8		42.1		28.0%	2.35		1.50
Merck & Co.	28.23	61.4%	62,061	58,606	2.7		2.7		12.9		11.7		11.7		4.3%	2.76		2.76
Sanofi Aventis	85.11	93.4%	116,448	132,685	3.7		3.6		NM		14.1		12.6		9.5%	1.49		1.33
Wyeth	45.79	98.4%	61,720	63,907	3.1		2.9		17.0		14.7		13.7		7.6%	1.95		1.81
			Mean		3.2	x	3.0	x	19.1	x	21.3	x	17.6	x	11.1%	1.94	x	1.76	x
			Median		3.3		3.1		18.6		15.7		14.8		9.5%	1.82		1.50
			High		4.5		3.9		24.7		65.8		42.1		28.0%	2.76		2.76
			Low		1.0		1.0		12.9		11.7		11.7		4.3%	1.41		1.10

(in millions, except per share amounts)

	Stock	% Of							NOPAT						Long-
	Price	52-Week	Equity	Enterprise	Revenue Multiple				Multiple		P/E				Term	PEG
Company	8/31/2005	High	Value	Value	CY 2006E		CY 2007E		LTM		CY 2006E		CY 2007E		EPS Grw.	CY 2006E		CY 2007E
Blood Testing
Beckman Coulter	$55.79	76.1%	$3,564	$4,241	1.7	x	1.6	x	17.6	x	18.2	x	15.6	x	14.0%	1.30	x	1.12	x
Bio-Rad Laboratories	55.20	88.2%	1,475	1,569	1.3		NA		18.0		15.4		NM		10.0%	1.54		NM
Biosite	59.79	88.6%	1,125	1,005	3.2		2.9		20.8		19.3		18.4		15.6%	1.24		1.18
Cytyc	24.95	85.9%	2,874	3,029	5.0		4.2		27.9		20.8		16.9		18.6%	1.12		0.91
Dade Behring Holdings	36.59	94.5%	1,675	2,032	1.2		1.1		14.7		25.4		24.1		18.0%	1.41		1.34
Digene	28.92	90.0%	588	543	3.0		2.6		57.7		38.7		19.7		30.0%	1.29		0.66
Diagnostic Products	54.00	93.5%	1,613	1,540	NM		2.6		24.7		18.0		16.3		17.8%	1.01		0.92
Gen-Probe	45.52	85.7%	2,371	2,168	6.3		5.5		45.3		30.2		25.6		21.3%	1.41		1.20
Immucor	23.67	65.8%	1,104	1,081	4.5		NA		39.6		20.3		NM		23.3%	0.87		NM
Tripath Imaging	7.89	82.9%	308	287	2.5		1.6		NM		29.2		11.1		33.3%	0.88		0.33
Ventana Medical System	40.49	90.1%	1,589	1,523	6.3		NM		68.1		38.7		27.8		24.7%	1.57		1.13

			Mean		3.5	x	2.7	x	33.5	x	24.9	x	19.5	x	20.6%	1.24	x	0.98	x
			Median		3.1		2.6		26.3		20.8		18.4		18.6%	1.29		1.12
			High		6.3		5.5		68.1		38.7		27.8		33.3%	1.57		1.34
			Low		1.2		1.1		14.7		15.4		11.1		10.0%	0.87		0.33

Note:  Calendarized P/E Multiples and Long-Term EPS Growth Rates are based on I/B/E/S estimates;  Projections from Wall Street Equity Research.

(in millions, except per share amounts)

	Stock	% Of							NOPAT					Long-
	Price	52-Week	Equity	Enterprise	Revenue Multiple				Multiple		P/E			Term	PEG
Company	8/31/2005	High	Value	Value	CY 2006E		CY 2007E		LTM		CY 2006E		CY 2007E	EPS Grw.	CY 2006E		CY 2007E
Vaccines
Acambis	$4.46	74.5%	$478	$331	2.0	x	NM		42.8	x	NM		NM	—	NM		NM
Berna Biotech AG	8.94	98.3%	336	254	1.3		1.1		NM		53.6		NM	3.0%	NM		NM
CSL Limited	25.74	91.8%	4,770	4,980	2.3		2.3		7.4		19.9		NM	10.1%	1.98		NM
ID Biomedical	24.22	95.9%	1,050	1,074	5.8		3.0		NM		NM		NM	NM	NM		NM
Nabi Biopharmaceuticals	13.47	84.2%	823	790	4.6		3.3		NM		NM		NM	NM	NM		NM

			Mean		3.2	x	2.4	x	25.1	x	36.8	x	NM	4.4%	1.98	x	NM
			Median		2.3		2.7		25.1		36.8		NM	3.0%	1.98		NM
			High		5.8		3.3		42.8		53.6		—	10.1%	1.98		—
			Low		1.3		1.1		7.4		19.9		—	—	1.98		—

(in millions, except per share amounts)

	Stock	% Of							NOPAT						Long-
	Price	52-Week	Equity	Enterprise	Revenue Multiple				Multiple		P/E				Term	PEG
Company	8/31/2005	High	Value	Value	CY 2006E		CY 2007E		LTM		CY 2006E		CY 2007E		EPS Grw.	CY 2006E		CY 2007E
Biotech
Allergan	$92.05	97.6%	$13,081	$12,265	5.0	x	4.5	x	29.9	x	24.5	x	20.9	x	17.6%	1.39	x	1.19	x
Biogen Idec	42.14	60.2%	14,442	12,684	4.8		4.4		25.8		21.8		19.6		14.8%	1.47		1.32
Celgene	50.19	100.0%	10,115	9,391	12.6		9.7		NM		51.2		33.9		46.7%	1.10		0.73
Cephalon	40.52	77.6%	2,375	5,295	3.7		3.9		32.0		13.0		11.8		19.0%	0.68		0.62
Elan	8.91	29.3%	3,889	4,455	8.2		7.8		NM		NM		NM		10.5%	NM		NM
Forest Laboratories	44.40	90.4%	15,451	13,619	3.9		3.7		13.1		17.0		14.7		14.4%	1.18		1.02
Genzyme	71.17	93.4%	18,978	18,529	5.8		5.3		35.3		26.2		23.1		20.0%	1.31		1.16
Gilead Sciences	43.00	89.6%	20,317	18,529	8.4		7.4		33.1		25.2		22.1		19.5%	1.30		1.13
MedImmune	29.93	99.6%	7,475	6,209	4.5		3.9		NM		65.8		42.1		28.0%	2.35		1.50
Millennium Pharmaceuticals	9.99	71.1%	3,104	2,704	5.3		4.6		NM		NM		NM		15.0%	NM		NM
Serono	16.72	85.3%	7,396	6,699	2.3		2.1		12.1		16.2		14.0		18.0%	0.90		0.78

			Mean		5.9	x	5.2	x	25.9	x	29.0	x	22.5	x	20.3%	1.30	x	1.05	x
			Median		5.0		4.5		29.9		24.5		20.9		18.0%	1.30		1.13
			High		12.6		9.7		35.3		65.8		42.1		46.7%	2.35		1.50
			Low		2.3		2.1		12.1		13.0		11.8		10.5%	0.68		0.62

Note:  Calendarized P/E Multiples and Long-Term EPS Growth Rates are based on I/B/E/S estimates;  Projections from Wall Street Equity Research.

29

Heron Consolidated Discounted Cash Flow Analysis – Summary

[CHART]

Heron Consolidated Discounted Cash Flow Analysis

Long-Term Discounted Cash Flow Analysis
Heron
Perpetual Growth Rate (%)	2.0						3.0						4.0
Discount Rate	10.0%		11.0%		12.0%		10.0%		11.0%		12.0%		10.0%		11.0%		12.0%

Present Value of (1)
Cash Flows - Year 1	$72		$71		$71		$72		$71		$71		$72		$71		$71
Cash Flows - Year 2-11	3,663		3,458		3,268		3,663		3,458		3,268		3,663		3,458		3,268
Terminus	5,094		4,136		3,403		5,878		4,698		3,818		6,925		5,422		4,337
Aggregate Value	$8,828		$7,665		$6,742		$9,612		$8,228		$7,157		$10,659		$8,951		$7,676

Equity Value (3)	$8,740		$7,578		$6,654		$9,525		$8,140		$7,070		$10,571		$8,864		$7,589
Implied Share Price(2)	$45.59		$39.81		$35.14		$49.38		$42.65		$37.24		$54.31		$46.19		$39.86
Premium over Pre-Announcement	25.1%		9.2%		(3.6)%		35.5%		17.0%		2.2%		49.0%		26.8%		9.4%

Terminal Value Analysis
% Value in Terminus	57.7%		54.0%		50.5%		61.2%		57.1%		53.3%		65.0%		60.6%		56.5%
% Value in Cash Flows	42.3%		46.0%		49.5%		38.8%		42.9%		46.7%		35.0%		39.4%		43.5%

Implied Terminal Multiples
LTM Sales Multiple	3.3	x	2.9	x	2.7	x	3.8	x	3.3	x	3.0	x	4.5	x	3.9	x	3.4	x
LTM EBITDA Multiple	9.0		8.1		7.3		10.4		9.2		8.2		12.3		10.6		9.3
LTM NOPAT Multiple	14.1		12.6		11.4		16.3		14.3		12.8		19.2		16.5		14.5

Source: Heron Management Forecast as of August 2005

(1)  Valuation as of 6/30/05 assuming mid-period convention

(2)  Based on fully diluted share count and pre-announcement share price of $36.44 as of 8/31/05

(3)  Assumes current net debt of $86.7MM

Discounted Cash Flow Sensitivity Analysis

Deviation from Midpoint Valuation (1)
$

[CHART]

(1) Base DCF value of $42.65 assumes a discount rate of 11.0% and a perpetual growth rate of 3.0%

Source: Heron Management Forecast as of August 2005

Heron Sum-of-the-Parts Analysis

Perpetual Growth Methodology (1)

Sum-of-the-Parts Valuation

$

[CHART]

(1)          Assumes a discount rate of 11.0%

(2)          As of August 31, 2005

(3)          Assumes perpetual growth rate of 2.0% for BioPharma, 3.0% for Vaccines, 3.0% for Blood Testing and (1.0)% for Corporate Royalties

Source: Heron Management Forecast as of August 2005

Appendix

WACC

Weighted Average Cost of Capital

($MM, except per share amounts)

	Stock										WACC Assuming Varying Levels
	Price	FD Capitalization (1)				Beta (2)		Cost of (4)		Current	of Debt/Total Cap (3),(4),(5)
Company	8/31/05	Equity	Equity%	Debt	Debt%	Equity	Asset (3)	Equity	Asset	WACC (3),(4),(5)	0.0%	13.8%	20.0%

Heron	$36.44	$6,911	86.2%	$1,107	13.8%	1.012	0.917	11.6%	10.9%	10.5%	10.9%	10.5%	10.3%

Biotech
Allergan Inc	$92.05	$13,081	99.6%	$57	0.4%	0.764	0.762	9.8%	9.8%	9.8%	9.8%	9.5%	9.3%
Biogen Idec Inc	42.14	14,442	99.7%	42	0.3%	1.611	1.608	15.9%	15.9%	15.8%	15.9%	15.2%	15.0%
Celgene Corp	50.19	10,115	100.0%	0	0.0%	1.447	1.447	14.7%	14.7%	14.7%	14.7%	14.1%	13.9%
Cephalon Inc	40.52	2,375	53.2%	2,090	46.8%	1.205	0.767	13.0%	9.8%	8.7%	9.8%	9.5%	9.3%
Elan Corp Plc -Adr	8.91	3,889	68.8%	1,763	31.2%	2.193	1.694	20.1%	16.5%	15.0%	16.5%	15.8%	15.5%
Forest Laboratories -Cl A	44.40	15,451	100.0%	0	0.0%	0.987	0.987	11.4%	11.4%	11.4%	11.4%	11.0%	10.8%
Genzyme Corp	71.17	18,978	94.1%	1,189	5.9%	1.194	1.147	12.9%	12.5%	12.4%	12.5%	12.1%	11.9%
Gilead Sciences Inc	43.00	20,317	100.0%	0	0.0%	1.090	1.090	12.1%	12.1%	12.1%	12.1%	11.7%	11.5%
Medimmune Inc	29.93	7,475	93.7%	506	6.3%	0.989	0.947	11.4%	11.1%	10.9%	11.1%	10.7%	10.6%
Millennium Pharmaceuticals	9.99	3,104	94.2%	189	5.8%	1.949	1.875	18.3%	17.8%	17.5%	17.8%	17.1%	16.8%
Serono Sa -Adr	16.72	7,396	92.1%	632	7.9%	0.755	0.715	9.7%	9.4%	9.3%	9.4%	9.1%	9.0%

Median			94.2%		5.8%	1.194	1.090	12.9%	12.1%	12.1%	12.1%	11.7%	11.5%
Mean			90.5%		9.5%	1.289	1.185	13.6%	12.8%	12.5%	12.8%	12.4%	12.1%

BioPharma & Blood Testing
Johnson & Johnson	$63.39	$190,790	98.6%	$2,633	1.4%	0.562	0.557	8.3%	8.3%	8.3%	8.3%	8.0%	7.9%
Abbott Laboratories	45.13	70,625	92.5%	5,737	7.5%	0.628	0.597	8.8%	8.6%	8.4%	8.6%	8.3%	8.2%
Bayer Ag	35.19	25,697	74.7%	8,692	25.3%	1.024	0.839	11.7%	10.3%	9.7%	10.3%	10.0%	9.8%
Roche Holdings Ltd -Adr	68.81	118,861	89.0%	14,705	11.0%	0.657	0.608	9.0%	8.7%	8.5%	8.7%	8.4%	8.3%

Median			90.7%		9.3%	0.643	0.602	8.9%	8.6%	8.4%	8.6%	8.4%	8.2%
Mean			88.7%		11.3%	0.718	0.650	9.5%	9.0%	8.7%	9.0%	8.7%	8.6%

BioPharma & Vaccines
Glaxosmithkline Plc -Adr	$48.17	$138,142	95.2%	$6,920	4.8%	0.428	0.415	7.4%	7.3%	7.2%	7.3%	7.1%	7.0%
Medimmune Inc	29.93	7,475	93.7%	506	6.3%	0.989	0.947	11.4%	11.1%	10.9%	11.1%	10.7%	10.6%
Merck & Co	28.23	62,061	89.6%	7,167	10.4%	1.008	0.938	11.5%	11.0%	10.8%	11.0%	10.7%	10.5%
Sanofi-Aventis -Adr	42.55	116,448	88.6%	15,044	11.4%	0.586	0.541	8.5%	8.2%	8.0%	8.2%	7.9%	7.8%
Wyeth	45.79	61,720	88.6%	7,956	11.4%	0.685	0.632	9.2%	8.8%	8.6%	8.8%	8.6%	8.4%

Median			89.6%		10.4%	0.685	0.632	9.2%	8.8%	8.6%	8.8%	8.6%	8.4%
Mean			91.1%		8.9%	0.739	0.694	9.6%	9.3%	9.1%	9.3%	9.0%	8.9%

Large Cap Biotech
Amgen Inc	$79.90	$100,222	96.2%	$3,947	3.8%	1.244	1.213	13.2%	13.0%	12.9%	13.0%	12.5%	12.3%
Biogen Idec Inc	42.14	14,442	99.7%	42	0.3%	1.611	1.608	15.9%	15.9%	15.8%	15.9%	15.2%	15.0%
Celgene Corp	50.19	10,115	100.0%	0	0.0%	1.447	1.447	14.7%	14.7%	14.7%	14.7%	14.1%	13.9%
Genentech Inc	93.94	103,177	97.6%	2,485	2.4%	1.092	1.075	12.1%	12.0%	12.0%	12.0%	11.6%	11.4%
Genzyme Corp	71.17	18,978	94.1%	1,189	5.9%	1.194	1.147	12.9%	12.5%	12.4%	12.5%	12.1%	11.9%
Gilead Sciences Inc	43.00	20,317	100.0%	0	0.0%	1.090	1.090	12.1%	12.1%	12.1%	12.1%	11.7%	11.5%
Medimmune Inc	29.93	7,475	93.7%	506	6.3%	0.989	0.947	11.4%	11.1%	10.9%	11.1%	10.7%	10.6%

Median			97.6%		2.4%	1.194	1.147	12.9%	12.5%	12.4%	12.5%	12.1%	11.9%
Mean			97.3%		2.7%	1.238	1.218	13.2%	13.1%	13.0%	13.1%	12.6%	12.4%

Overall Median			94.1%		5.9%	1.024	0.947	11.7%	11.1%	10.9%	11.1%	10.7%	10.6%
Overall Mean			92.1%		7.9%	1.090	1.024	12.1%	11.7%	11.4%	11.7%	11.2%	11.1%

(1)          Converts treated as debt.

(2)          Based on BARRA research dated July 29, 2005.

(3)          Based on marginal tax rate of 35%.

(4)          Based on a 20-Year Interpolated U.S. Treasury yield of 4.28% as of August 24, 2005, and equity market risk premium of 7.20%.  (Source:  Bloomberg and Ibbotson)

(5) Based on 6.0% cost of debt.

Other Financial Analysis

Select Biotechnology Precedent Acquisitions

Biotechnology Precedent Transactions

			Offer
Date			Price	Transaction Value		% Premium from			Aggregate Value / Revenue						Implied P/E
Ann.	Acquiror	Target	Per Share	Equity	Aggregate	1 Day Prior	1 Month Prior	3 Month Prior	LTM		1-yr. Fwd.		2-yr. Fwd.		1-yr. Fwd.		2-yr. Fwd.
8/22/2005	OSI Pharma	Eyetech	$20.00	$935	$673	43.0%	63.3%	(15.8)%	5.8	x	2.7	x	1.6	x	NM		21.7	x
7/21/2005	MGI Pharma	Guilford	3.80	177	251	57.5%	41.1%	53.6%	5.1	x	5.2	x	5.3	x	NM		NM
6/15/2005	Pfizer	Vicuron	29.10	1,925	1,817	84.2%	67.2%	72.0%	NM		NM		17.6	x	NM		NM
5/4/2005	Genzyme	Bone Care International	33.00	725	606	38.5%	26.5%	11.8%	8.2	x	6.1	x	5.0	x	46.2	x	29.9	x
4/29/2005	GlaxoSmithKline	Corixa Corp	4.40	300	333	47.7%	37.5%	19.9%	13.3	x	9.9	x	8.8	x	NM		NM
4/21/2005	Shire Pharmaceuticals	Transkaryotic Therapies	37.00	1,570	1,509	13.4%	54.5%	43.8%	19.3	x	15.8	x	14.1	x	NM		NM
4/19/2005	Jazz Pharmaceuticals	Orphan Medical	10.75	125	112	25.7%	8.8%	26.3%	4.7	x	3.3	x	2.5	x	NM		44.8	x
6/14/2004	QLT	Atrix	38.50	787	683	27.2%	27.9%	38.8%	13.6	x	10.0	x	7.3	x	60.0	x	26.8	x
5/18/2004	UCB	Celltech	19.44	2,687	2,413	27.9%	20.2%	20.1%	3.9	x	NA		NA		NM		NM
3/29/2004	Amgen	Tularik	25.00	1,457	1,285	47.1%	35.9%	47.1%	41.9	x	37.7	x	33.4	x	NM		NM
2/26/2004	Genzyme Corp.	Ilex Oncology	26.00	1,050	889	22.0%	9.0%	26.3%	25.6	x	23.8	x	12.8	x	NM		NM
12/21/2003	Pfizer	Esperion	35.00	1,281	1,198	54.2%	57.6%	70.6%	NM		NA		NA		NM		NM
8/4/2003	Genzyme	Sangstat	22.50	611	532	45.4%	59.0%	86.1%	4.2	x	NA		NA		NM		NM
5/19/2003	Chiron	PowderJect	9.00	878	789	6.5%	32.5%	40.1%	3.0	x	3.0	x	2.6	x	21.4	x	15.4	x
2/10/2003	Johnson & Johnson	Scios	45.00	2,351	2,356	6.6%	25.4%	52.5%	30.5	x	12.1	x	8.7	x	NM		NM
12/17/2001	Amgen	Immunex	29.15	16,677	15,660	13.8%	12.0%	70.6%	16.3	x	12.5	x	8.5	x	NM		NM
12/6/2001	Millennium	COR Therapeutics	35.00	2,102	2,069	77.3%	64.0%	29.0%	16.5	x	10.7	x	9.2	x	NM		48.6	x
12/3/2001	MedImmune	Aviron	47.41	1,607	1,392	28.0%	47.9%	95.1%	41.2	x	93.3	x	11.5	x	NM		NM
3/27/2001	Johnson & Johnson	Alza	41.83	12,004	11,000	8.0%	1.4%	(3.0)%	11.1	x	5.7	x	8.1	x	42.3	x	34.0	x
12/11/2000	Shire	BioChem Pharma	37.00	4,004	3,732	39.6%	52.1%	89.6%	17.2	x	16.9	x	18.3	x	NM		NM
9/11/2000	Elan	Dura	35.00	1,757	1,820	22.3%	49.3%	155.7%	5.5	x	5.7	x	5.7	x	53.0	x	47.9	x
9/11/2000	Genzyme General	GelTex	47.50	1,050	938	27.1%	33.8%	122.2%	NM		NM		NM		NM		NM
8/14/2000	Chiron	Pathogenesis	38.50	697	660	17.6%	38.7%	96.8%	8.7	x	7.7	x	6.3	x	NM		60.2	x
3/6/2000	Elan	Liposome Comp.	15.28	742	679	6.3%	20.4%	42.1%	7.6	x	6.8	x	6.5	x	50.2	x	46.9	x
					Mean:	32.8%	36.9%	53.8%	14.4	x	15.2	x	9.7	x	45.5	x	37.6	x
					Median:	27.6%	36.7%	45.4%	11.1	x	9.9	x	8.3	x	48.2	x	39.4	x

Source:  FactSet and company filings

Premiums Paid Analysis - Minority Squeeze Out

1-Day Premiums Paid in Precedent Squeeze Out Transactions

[CHART]

Note: Total number of deals includes some squeeze outs where pre-transaction ownership was not disclosed

	Spot Price Premiums (1)
	All Transactions (1)		<60% Ownership		60-70% Ownership		70-80% Ownership		>80% Ownership
	1-Day	1-Month	1-Day	1-Month	1-Day	1-Month	1-Day	1-Month	1-Day	1-Month
75th Percentile	35%	42%	42%	34%	26%	42%	46%	52%	27%	51%
Mean	25%	30%	34%	27%	22%	33%	30%	38%	21%	28%
Median	20%	25%	25%	19%	20%	29%	27%	27%	15%	24%
25th Percentile	10%	12%	18%	16%	13%	19%	11%	16%	4%	7%

Note: Boxed items are represented in graph.

(1) Represents acquiror's pre-transaction ownership in target.

Illustrative Future Trading - Heron Management Forecast

Illustrative Share Price - Assumes a Constant P/E of 20x

[CHART]

Note: This page illustrates an arithmetic exercise, prepared at your request, expressing certain hypothetical stock trading prices assuming Heron's forecasts are realized and the application of a fixed future earnings multiple and various discount rates. Accordingly, this exercise is not intended to, and does not, reflect CSFB or Morgan Stanley's view as to any future trading values of Heron's common stock. Future stock trading prices are affected by many factors, many of which are beyond the control of Heron and are difficult to predict.

Business Unit P&Ls

BioPharma Segment P&L

BioPharma

PROJECT HERON P&L

$MM

	POS	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015

REVENUE (Pos-Adj.)
Proleukin	100%	107.0	95.1	87.4	83.6	80.5	78.5	77.2	76.2	76.0	75.5
TOBI	100%	229.2	239.5	175.7	137.0	96.2	83.3	80.9	79.0	77.6	76.6
Betaseron	100%	150.8	182.9	180.9	187.2	177.0	177.5	165.5	113.3	86.0	68.4
TFPI	61%	0.0	0.0	23.5	141.1	356.0	465.2	633.7	635.5	673.7	727.4
258	15%	0.0	0.0	0.0	0.0	3.9	12.3	35.9	54.3	67.5	78.5
12.12	17%	0.0	0.0	0.0	0.0	0.0	8.9	30.1	60.6	84.3	95.1
TIP	75%	0.0	0.0	71.9	120.0	170.7	192.8	205.1	220.4	234.7	256.4
CSI	NA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other Products		62.6	88.9	112.3	142.9	163.6	176.2	194.1	206.2	239.1	273.2
Net Product Sales		549.5	606.4	651.6	811.7	1,047.8	1,194.7	1,422.4	1,445.4	1,538.8	1,651.3
Joint Business		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Collaborative Agreements		1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
Royalties		52.2	35.0	37.9	39.4	35.0	26.4	26.6	26.8	22.5	22.6
Other Revenues		9.2	9.6	9.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3

TOTAL BioPharma REVENUE (Pos-Adj)		612.0	652.0	699.9	852.4	1,084.1	1,222.5	1,450.3	1,473.4	1,562.7	1,675.2
% Growth		-5.2%	6.5%	7.3%	21.8%	27.2%	12.8%	18.6%	1.6%	6.1%	7.2%

TOTAL BioPharma COGS (Pos-Adj)		158.5	177.3	207.5	235.0	261.2	310.5	359.7	380.6	387.1	396.1
% Growth		3.9%	11.9%	17.0%	13.2%	11.1%	18.9%	15.9%	5.8%	1.7%	2.3%

TOTAL BioPharma GROSS PROFIT (Pos-Adj.)		453.4	474.6	492.4	617.5	823.0	912.0	1,090.6	1,092.8	1,175.6	1,279.1
% Margin		74.1%	72.8%	70.3%	72.4%	75.9%	74.6%	75.2%	74.2%	75.2%	76.4%

TOTAL BioPharma Research & Development (Pos-Adj		297.2	305.1	337.6	290.7	287.3	330.5	372.8	389.1	401.3	425.2
% Margin		48.6%	46.8%	48.2%	34.1%	26.5%	27.0%	25.7%	26.4%	25.7%	25.4%
% Growth		10.7%	2.6%	10.7%	-13.9%	-1.2%	15.0%	12.8%	4.4%	3.1%	5.9%

TOTAL BioPharma S&M (Pos-Adj)		144.9	162.7	206.9	216.3	222.5	227.6	241.2	253.4	269.6	291.3
% Margin		23.7%	25.0%	29.6%	25.4%	20.5%	18.6%	16.6%	17.2%	17.3%	17.4%
% Growth		0.4%	12.3%	27.2%	4.5%	2.9%	2.3%	6.0%	5.1%	6.4%	8.0%

TOTAL BioPharma G&A (Pos-Adj)		31.3	32.3	37.0	42.7	53.6	60.0	69.8	73.5	77.9	82.7
% Margin		5.1%	5.0%	5.3%	5.0%	4.9%	4.9%	4.8%	5.0%	5.0%	4.9%
% Growth		5.6%	3.1%	14.5%	15.4%	25.5%	11.9%	16.4%	5.3%	6.0%	6.1%

Other Operating Expenses		12.9	13.3	8.5	0.2	0.2	0.2	0.2	0.2	0.2	0.2

Biopharma Corporate Overhead Allocation		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

TOTAL BioPharma OPERATING EXPENSES		486.4	513.4	590.0	549.9	563.6	618.2	684.0	716.3	749.1	799.4

TOTAL BioPharma EXPENSES		644.9	690.7	797.6	784.9	824.8	928.7	1,043.7	1,096.9	1,136.2	1,195.5

BioPharma OPERATING INCOME (LOSS)		(32.9)	(38.7)	(97.7)	67.5	259.4	293.7	406.6	376.5	426.5	479.7
% Margin		NM	NM	NM	7.9%	23.9%	24.0%	28.0%	25.6%	27.3%	28.6%
% Growth		-173.8%	17.6%	152.1%	-169.2%	284.0%	13.2%	38.4%	-7.4%	13.3%	12.5%

Source: Heron Management Forecast as of August 2005

Vaccines Segment P&L

Vaccines

PROJECT HERON P&L

$MM

	POS	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015

REVENUE (Pos-Adj.)
Egg Flu	10%	545.2	588.3	659.7	598.3	618.3	598.3	476.9	394.0	255.5	116.8
WW Flu Cell Culture	30 US / 75% EU	0.0	0.0	0.0	92.7	125.5	150.3	209.8	253.4	326.6	397.0
Men B NZ	100%	3.0	2.4	2.4	2.4	2.4	2.4	2.4	2.4	2.4	2.4
Men B EU	25%	0.0	0.0	0.0	31.9	100.4	8.1	6.6	5.7	4.9	4.2
Men B US	25%	0.0	0.0	0.0	169.6	276.0	32.9	34.3	19.3	16.6	14.3
Men ABCYW	15%	0.0	0.0	0.0	0.0	0.0	477.9	483.7	283.6	248.4	215.2
Men ABCYW-HIB	NA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
HCV Therapeutic	11%	0.0	0.0	0.0	0.0	0.0	0.0	54.2	60.5	63.6	66.6
HCV Prophylactic	19%	0.0	0.0	0.0	0.0	0.0	0.0	8.6	17.0	65.8	62.5
Other Products		356.4	390.1	415.3	429.8	442.1	416.6	413.0	412.5	415.1	420.2
Net Product Sales		904.6	980.8	1,077.4	1,324.7	1,564.7	1,686.7	1,689.5	1,448.4	1,398.9	1,299.3

Collaborative Agreements		0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Royalties		3.9	3.4	2.9	1.4	1.4	1.0	0.0	0.0	0.0	0.0
Other Revenue		12.1	13.1	14.1	13.9	16.4	20.8	20.8	25.8	25.8	30.2
Other Revenues		15.9	17.5	17.0	15.2	17.7	21.8	20.8	25.8	25.8	30.2

TOTAL VACCINES REVENUE (Pos-Adj)		920.5	998.3	1,094.4	1,339.9	1,582.4	1,708.4	1,710.2	1,474.1	1,424.7	1,329.5
% Growth		19.0%	8.4%	9.6%	22.4%	18.1%	8.0%	0.1%	-13.8%	-3.4%	-6.7%

TOTAL VACCINES COGS (Pos-Adj)		450.2	450.8	467.4	549.3	571.8	600.1	610.7	594.2	599.9	488.4
% Margin		48.9%	45.2%	42.7%	41.0%	36.1%	35.1%	35.7%	40.3%	42.1%	36.7%
% Growth		15.5%	0.1%	3.7%	17.5%	4.1%	4.9%	1.8%	-2.7%	1.0%	-18.6%

TOTAL VACCINES GROSS PROFIT (Pos-Adj.)		470.4	547.5	627.0	790.6	1,010.6	1,108.3	1,099.5	879.9	824.8	841.0
% Margin		51.1%	54.8%	57.3%	59.0%	63.9%	64.9%	64.3%	59.7%	57.9%	63.3%
TOTAL VACCINES Research & Development (Pos-Adj)		150.1	151.5	159.0	169.0	170.2	165.0	167.3	150.8	147.1	136.3
R&D as% of Total Revenue		16.3%	15.2%	14.5%	12.6%	10.8%	9.7%	9.8%	10.2%	10.3%	10.3%
% Growth		6.0%	0.9%	5.0%	6.2%	0.7%	-3.1%	1.4%	-9.9%	-2.5%	-7.3%

TOTAL VACCINES S&M (Pos-Adj)		110.7	114.7	133.6	160.4	183.2	206.5	197.8	169.6	163.8	152.2
S&M as% of Product Sales		12.2%	11.7%	12.4%	12.1%	11.7%	12.2%	11.7%	11.7%	11.7%	11.7%
% Growth		-0.9%	3.6%	16.5%	20.1%	14.2%	12.7%	-4.2%	-14.3%	-3.4%	-7.1%

TOTAL VACCINES G&A (Pos-Adj)		50.3	53.7	56.3	66.7	73.0	83.9	93.7	83.2	84.7	83.8
G&A as % Total Revenue		5.5%	5.4%	5.1%	5.0%	4.6%	4.9%	5.5%	5.6%	5.9%	6.3%
% Growth		-6.8%	6.8%	4.9%	18.5%	9.5%	14.9%	11.7%	-11.3%	1.9%	-1.1%

Other Operating Expenses		0.2	0.2	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0

Vaccines Corporate Overhead Allocation		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

TOTAL VACCINES OPERATING EXPENSES		311.3	320.0	349.1	396.2	426.5	455.4	458.9	403.6	395.6	372.2

TOTAL VACCINES EXPENSES		761.4	770.8	816.5	945.5	998.3	1,055.4	1,069.6	997.8	995.6	860.6

VACCINES OPERATING INCOME (LOSS)		159.1	227.5	277.9	394.4	584.1	653.0	640.6	476.3	429.1	468.8
% Margin		17.3%	22.8%	25.4%	29.4%	36.9%	38.2%	37.5%	32.3%	30.1%	35.3%
% Growth		112.3%	43.0%	22.2%	41.9%	48.1%	11.8%	-1.9%	-25.7%	-9.9%	9.3%

Source: Heron Management Forecast as of August 2005

Blood Testing Segment P&L

BLOOD TESTING

PROJECT HERON P&L

$MM

	POS	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015

REVENUE (Pos-Adj.)
NAT
Current Products
Duplex	100%	89.2	23.9	25.6	25.6	23.1	20.6	18.2	15.7	13.2	10.8
dHBV	100%	1.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ultrio	100%	229.0	353.5	380.7	383.4	353.8	318.4	271.8	231.1	190.9	151.5
WNV	100%	43.3	57.6	57.6	57.6	53.7	48.0	42.2	36.5	30.8	25.1
Total Current Products Revenue		362.8	435.0	463.9	466.5	430.6	386.9	332.2	283.4	234.9	187.3

New Products
Blood Type Conversion	35%	0.0	0.0	12.7	33.2	61.9	85.7	99.4	111.9	116.1	117.3
Bacterial Detection	NA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Parvo	75%	0.0	0.3	3.0	13.2	11.8	10.5	9.1	7.7	6.4	5.1
Prion	50%	0.0	37.7	68.8	74.1	83.7	90.5	89.4	90.6	90.6	90.6
Next Generation NAT	100%	0.0	0.0	0.0	74.1	153.2	253.2	308.8	381.9	465.0	548.1
Total New Products Revenue		0.0	38.0	84.5	194.6	310.6	439.9	506.6	592.1	678.1	761.0

Total Instrument & Service Revenue		28.2	16.3	19.7	13.8	9.4	8.3	7.7	6.8	6.0	4.5

Other Plasma Sales		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total NAT Product Revenue		391.0	489.3	568.1	674.9	750.6	835.1	846.5	882.3	919.0	952.9

Plasma Royalties (Homebrew)		11.0	11.0	18.8	8.3	6.6	6.0	6.0	6.0	6.0	6.0

Whole Blood and Plasma Royalties (Roche)		54.4	50.2	46.0	56.8	18.8	18.8	18.9	18.9	19.0	19.1

Total NAT Royalty Revenue		65.4	61.1	64.8	65.1	25.4	24.8	24.9	24.9	25.0	25.1

Grants for R&D (Other)		1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0

TOTAL NAT REVENUE		457.4	551.5	634.0	741.0	777.0	860.9	872.4	908.2	945.0	979.0
% Growth		26.5%	20.6%	15.0%	16.9%	4.9%	10.8%	1.3%	4.1%	4.0%	3.6%

ORTHO JOINT BUSINESS
Product Sales		26.3	26.5	26.8	27.1	27.3	27.6	27.9	28.2	28.4	28.7
Hep Retro Amortization (Royalty)		5.0	5.0	5.0	5.0	2.5	0.0	0.0	0.0	0.0	0.0
Contract Revenues		10.1	10.2	10.3	10.4	10.5	10.6	10.7	10.8	10.9	11.0
Joint Business Profits		109.8	107.6	105.4	103.3	101.2	99.2	97.2	95.3	93.4	91.5
TOTAL ORTHO REVENUE		151.2	149.3	147.5	145.8	141.6	137.4	135.8	134.3	132.8	131.3

TOTAL BLOOD TESTING REVENUE		608.6	700.8	781.5	886.8	918.6	998.4	1,008.2	1,042.5	1,077.7	1,110.2
% Growth		13.6%	15.2%	11.5%	13.5%	3.6%	8.7%	1.0%	3.4%	3.4%	3.0%

TOTAL BLOOD TESTING COGS		225.1	263.8	296.4	348.1	388.6	435.0	447.1	471.5	496.7	520.7
% Growth		23.7%	17.2%	12.4%	17.4%	11.6%	11.9%	2.8%	5.5%	5.3%	4.8%

TOTAL BLOOD TESTING GROSS PROFIT (Pos-Adj.)		383.5	437.1	485.1	538.7	530.0	563.4	561.1	571.0	581.1	589.5
% Margin		63.0%	62.4%	62.1%	60.7%	57.7%	56.4%	55.7%	54.8%	53.9%	53.1%

TOTAL BLOOD TESTING R&D		32.1	44.6	38.2	40.3	53.7	57.5	58.2	59.9	61.9	62.7
% Margin		5.3%	6.4%	4.9%	4.5%	5.8%	5.8%	5.8%	5.7%	5.7%	5.6%
% Growth		2.0%	39.0%	-14.4%	5.4%	33.2%	7.1%	1.2%	3.0%	3.2%	1.3%

TOTAL BLOOD TESTING S&M		45.2	48.7	55.3	62.6	66.1	68.8	70.5	74.9	79.2	83.4
% Margin		7.4%	6.9%	7.1%	7.1%	7.2%	6.9%	7.0%	7.2%	7.3%	7.5%
% Growth		7.8%	7.7%	13.6%	13.3%	5.5%	4.1%	2.5%	6.2%	5.7%	5.3%

TOTAL BLOOD TESTING G&A		4.9	5.2	5.4	5.7	6.0	6.3	6.6	7.0	7.3	7.7
% Margin		0.8%	0.7%	0.7%	0.6%	0.7%	0.6%	0.7%	0.7%	0.7%	0.7%
% Growth		-2.8%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%

Blood Testing Corporate Overhead Allocation		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

TOTAL OPERATING EXPENSES		82.2	98.5	98.9	108.6	125.8	132.6	135.3	141.8	148.4	153.7

TOTAL EXPENSES		307.3	362.2	395.4	456.8	514.4	567.6	582.4	613.3	645.0	674.5

BLOOD TESTING OPERATING INCOME (LOSS)		301.2	338.6	386.1	430.0	404.2	430.8	425.8	429.1	432.7	435.8
% Margin		49.5%	48.3%	49.4%	48.5%	44.0%	43.1%	42.2%	41.2%	40.1%	39.2%
% Growth		9.5%	12.4%	14.1%	11.4%	-6.0%	6.6%	-1.2%	0.8%	0.8%	0.7%

Source: Heron Management Forecast as of August 2005

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